UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-21654

Pioneer Floating Rate Fund, Inc.
(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109
(Address of principal executive offices) (ZIP code)
Christopher J. Kelley, Amundi Asset Management, Inc.,
60 State Street, Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code: (617)
742-7825
Date of fiscal year end: November 30, 2024
Date of reporting period: December 1, 2023 through May 31, 2024

Form
N-CSR
is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule
30e-1
under the Investment Company Act of 1940 (17 CFR
270.30e-1). The
Commission may use the information provided on Form
N-CSR
in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form
N-CSR,
and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form
N-CSR
unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.

Pioneer Floating
Rate Fund, Inc.
Semiannual Report  |  May 31, 2024

Ticker Symbol: PHD

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Portfolio Management Discussion  |  5/31/24
In the following interview, Jonathan Sharkey discusses the factors that affected the performance of Pioneer Floating Rate Fund, Inc. during the six-month period ended May 31, 2024. Mr. Sharkey, a senior vice president and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), is responsible for the day-to-day management of the Fund.
Q	How did the Fund perform during the six-month period ended May 31, 2024?
A	Pioneer Floating Rate Fund, Inc. returned 8.77% at net asset value (NAV) and 15.25% at market price during the six-month period ended May 31, 2024, while the Fund’s benchmark, the Morningstar Loan Syndications & Trading Association Leveraged Loan Index (the Morningstar/LSTA Index), returned 5.95% at NAV. Unlike the Fund, the Morningstar/LSTA Index does not use leverage. While the use of leverage increases investment opportunity, it also increases investment risk.
During the same six-month period, the average return at NAV of the 70 closed end funds in Morningstar’s Bank Loan Closed End Funds category (which may or may not be leveraged) was 8.45%, while the same closed end fund Morningstar category’s average return at market price was 15.32%.
The shares of the Fund were selling at a 5.60% discount to NAV on May 31, 2024. Comparatively, the Fund’s shares were selling at a discount to NAV of 10.90% on November 30, 2023.
On May 31, 2024, the standardized 30-day SEC yield of the Fund’s shares was 6.73%*.
Q	Which of the Fund’s investment strategies contributed positively to the Fund’s benchmark-relative performance during the six-month period?
A	The Fund is leveraged, which proved additive to benchmark relative returns during the six-month period, particularly given the market’s positive performance during the period.
*	The 30-day SEC yield is a standardized formula that is based on the hypothetical annualized earning power (investment income only) of the Fund’s portfolio securities during the period indicated.
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The broadly syndicated loan market experienced strong performance over the past six months, driven by strong collateralized loan obligation (CLO) creation in the first half of 2024. The overall loan market has shrunk, with some borrowers refinancing loans into corporate high yield bonds. Due to higher interest costs, the net new loan issue market has remained slow, as less merger and acquisition and leveraged buyout activity has occurred compared to previous years. A combination of strong demand and lower interest rate risk has allowed the loan asset class to outperform both high yield and investment grade corporate securities during the period.
The Fund’s allocation across loan rating categories, which tilted toward higher quality, added to performance relative to the benchmark as well. While the Fund was underweight lower-quality loans, selection within the B- ratings category contributed to relative performance. A market weight allocation to the CCC category did not have a material impact on performance, but loan selection within the category had a positive impact on the Fund's return. The Fund was underweight the low single B rating category, which experienced positive returns during the period due to a strong rally during the period. Despite being underweight to the low single B rating category, loan selection was strong and overall low single B rated loans added to the Fund's benchmark-relative performance.
In sector terms, loan selection in, and a large portfolio overweight to, the health care sector helped the Fund's performance relative to its benchmark, along with credit selection within both the machinery and the media sectors. Health care loans, such as loans to Team Health, exhibited significant improvement in the current year, having rebounded from negative performance the prior year caused by firms managing higher inflationary costs in materials and labor. Within the machinery sector, Novae was a top performing loan. The company is one of North America’s largest trailer manufacturers. The media sector benefited from loans to Clear Channel Outdoor.
Out-of-benchmark exposure to residential mortgage-backed securities and high yield corporate bonds also contributed to the Fund's benchmark-relative performance during the period. The Fund has maintained a modest out-of-benchmark exposure to

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high yield corporate bonds, in an effort to earn attractive book yields to support stockholder income and to hold securities with shorter settlement periods for portfolio flexibility. High yield corporate bonds benefited from a positive rally at the end of 2023.
Q	Which investment strategies detracted from the Fund’s benchmark-relative performance results during the six-month period ended May 31, 2024?
A	On the downside, the Fund's allocations to the software, telecommunications and pharmaceuticals sectors detracted from the Fund's benchmark-relative performance during the period. Within the software sector, loans originated by Loyalty Ventures were a drag on Fund performance as the firm, which manages loyalty points programs for clients, defaulted on bond covenants following government rulings that customer points lost during COVID must be reinstated. Loans to Xplornet Communications also detracted from the Fund's benchmark-relative performance, as the firm experienced cashflow issues due to a delay in the launch of communication satellites and a resulting capital structure reorganization.
The Fund's allocation to insurance-linked securities also detracted from benchmark-relative performance, despite positive returns, as the risk premium within the asset class reduced returns compared to bank loans and corporate high yield.
Q	Did the Fund’s distributions ** to stockholders change during the six-month period ended May 31, 2024?
A	The Fund maintained a consistent monthly distribution rate of $0.0925 per share/per month throughout the entire six-month period. The Fund has accumulated undistributed net investment income which is part of the Fund's NAV. A portion of this accumulated net investment income was distributed to stockholders during the period, and may be depleted over time. A decrease in distributions may have a negative effect on the market value of the Fund's shares.
**	Distributions are not guaranteed.
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Q	How did the level of leverage in the Fund change during the six-month period ended May 31, 2024?
A	The Fund employs leverage through a credit agreement. As of May 31, 2024, 31.9% of the Fund’s total managed assets were financed by leverage, or borrowed funds, compared with 32.9% of the Fund’s total managed assets financed by leverage at the start of the six-month period on December 1, 2023. During the six-month period, the Fund decreased the absolute amount of funds borrowed by a total of $1.2 million, to $60 million as of May 31, 2024. Nevertheless, the percentage of the Fund's managed assets financed by leverage decreased during the six-month period due to an increase in total managed assets of the Fund. The interest rate on the Fund's leverage increased by 8 basis points from December 1, 2023 to May 31, 2024.
Q	Did the Fund have any exposure to derivatives during the six-month period ended May 31, 2024?
A	The Fund had exposure to forward foreign currency exchange contracts during the period, which had a negligible effect on performance. The Fund invests in forward foreign currency exchange contracts in an effort to mitigate currency risk in credit exposures that are not denominated in USD, such as the Mexican Peso.
Q	What is your investment outlook, and how is the Fund positioned heading into its new fiscal year?
A	The default rate on loans (defined here as missed interest payments) for the six months ended May 31, 2024 was 1.08% by loan volume versus 1.58% for the period ended November 30, 2023. The default rate by number of issuers for the trailing six-month period ended May 31, 2024 was 1.83% versus the default rate by number of issuers for the trailing period ended November 30, 2023 of 1.60%. However, the default rate
,
including distressed exchanges, for the six months ended May 31, 2024 was 3.28%. The default rate including distressed exchanges is slightly above the 25-year long-term average of 3.0%. We do not anticipate a material improvement for the remainder of 2024. Recovery values have improved over 2023, but also remain below average, yet they are still higher than high yield corporate recoveries.

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While the US economy has held up better than we expected, we still have concerns. The main driver of growth has been continued good employment conditions, fiscal easing and strong immigration. Despite that, company results have deteriorated, particularly for the small and medium-size companies that are typical of the high yield market. Economy wide, profits are down about 10% year over year.
Over the near-term, we believe loans could continue to provide attractive yields relative to many other fixed income assets under the “higher for longer” theme with respect to interest rates. Earnings for loan borrowers continue to grow, albeit at a lower rate than earnings growth six months ago. That, with the combination of significant repricings in the loan market that have reduced some borrowers' credit spreads between 35-50 basis points on average, has allowed interest coverage ratio covenants to be reduced. The maturity wall has been pushed out during the refinancing wave we have seen starting at the end of 2023 and into the first half of 2024. We still remain cautious on the low single B rated segment of the loan market which has the least amount of flexibility if a recession does occur in the second half of 2024 or the first half of 2025. Low single B rated loans have lower interest rate coverage ratios and are not favored by CLOs, which makes for poor market demand.
The Federal Reserve Board has held rates steady since last July, but indications from money supply, the yield curve and banks’ not willing to lend, all point to continued tightness in monetary conditions. Market conditions have offset this to a certain extent, although the cost of funding for companies continues to rise. With less fiscal support going forward, we believe this should start to degrade credit quality. High quality bank loans have strong interest rate coverage ratios. It is the B3 rating category and below that has lower interest coverage which could pose a concern if we do enter a recession or interest rates stay higher for a longer period of time and economic conditions deteriorate.
Bank loan spreads have tightened inside of historical averages with current yields pricing in defaults falling back to non-recessionary levels (2-3%) versus the above average levels we are currently experiencing. We have sought to reduce the Fund’s risk profile relative to recent periods. This may allow us to add risk to
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the Fund’s portfolio if the market sells off to levels that price in some margin of error.
The Fund’s allocation to the CLO sector relies on a security-specific selection process versus allocation decisions, but has remained relatively steady over the last couple of years.
The Fund also invests in insurance-linked securities in an effort to improve the Fund’s risk/reward profile, as performance for insurance-linked securities has typically not been correlated to underlying economic fundamentals and the asset class has historically had lower default rates than loans.

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Please refer to the Schedule of Investments on pages 13  - 39  for a full listing of Fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
The Fund may invest in floating-rate loans. The value of collateral, if any, securing a floating-rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Any secondary market may be subject to irregular trading activity and extended settlement periods. There is less readily available, reliable information about most floating-rate loans than is the case for many other types of securities.
Securities with floating interest rates generally are less sensitive to interest-rate changes, but may decline in value if their interest rates do not rise as much, or as quickly, as prevailing interest rates. Unlike fixed-rate securities, floating-rate securities generally will not increase in value if interest rates decline. Changes in interest rates also will affect the amount of interest income the Fund earns on its floating-rate investments.
The Fund may use derivatives, which may include futures and options, for a variety of purposes, including: in an attempt to hedge against adverse changes in the marketplace of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to attempt to increase the Fund’s return as a non-hedging strategy that may be considered speculative; and to manage portfolio characteristics. Using derivatives can increase fund losses and reduce opportunities for gains when the market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the Fund. These types of instruments can increase price fluctuation.
The Fund is not limited in the percentage of its assets that may be invested in illiquid securities. Illiquid securities may be difficult to sell at a price reflective of their value at times when the Fund believes it is desirable to do so and the market price of illiquid securities is generally more volatile than that of more liquid securities. Illiquid securities may be difficult to value, and investment of
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the Fund’s assets in illiquid securities may restrict the Fund’s ability to take advantage of market opportunities.
The Fund employs leverage through a revolving credit facility. Leverage creates significant risks, including the risk that the Fund’s income or capital appreciation from investments purchased with the proceeds of leverage will not be sufficient to cover the cost of leverage, which may adversely affect the return for stockholders.
The Fund is required to maintain certain regulatory and other asset coverage requirements in connection with the Fund’s use of leverage. In order to maintain required asset coverage levels, the Fund may be required to reduce the amount of leverage employed by the Fund, alter the composition of the Fund’s investment portfolio or take other actions at what might be inopportune times in the market. Such actions could reduce the net earnings or returns to stockholders over time, which is likely to result in a decrease in the market value of the Fund’s shares.
Investments in high-yield or lower-rated securities are subject to greater-than-average risk. The Fund may invest in securities of issuers that are in default or that are in bankruptcy.
Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions, which could increase volatility. These risks are magnified in emerging markets.
The Fund invests in insurance-linked securities (ILS). The return of principal and the payment of interest on ILS are contingent on the non-occurrence of a predefined “trigger” event, such as a hurricane or an earthquake of a specific magnitude.
These risks may increase share price volatility.
Any information in this stockholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

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Portfolio Summary  |  5/31/24
Portfolio Diversification

(As a percentage of total investments)*
10 Largest Holdings

(As a percentage of total investments)*
1.	U.S. Treasury Bills, 6/4/24	5.36%
2.	Upstream Newco, Inc., First Lien August 2021 Incremental Term Loan, Term Loan, 9.841% (Term SOFR + 425 bps), 11/20/26	1.07
3.	Garda World Security Corp., Fourth Additional Term Loan, 9.583% (Term SOFR + 425 bps), 2/1/29	1.06
4.	IXS Holdings, Inc., Initial Term Loan, 9.697% (Term SOFR + 425 bps), 3/5/27	1.02
5.	First Brands Group LLC, First Lien 2021 Term Loan, Term Loan, 10.591% (Term SOFR + 500 bps), 3/30/27	0.97
6.	Chobani LLC, 2020 New Term Loan, Term Loan, 8.694% (Term SOFR + 325 bps), 10/25/27	0.91
7.	U.S. Renal Care, Inc., Closing Date Term Loan, 10.444% (Term SOFR + 500 bps), 6/20/28	0.81
8.	Arsenal AIC Parent LLC, 2024 Term B Loan, 9.079% (Term SOFR + 375 bps), 8/18/30	0.78
9.	Century Casinos, Inc., Term B Facility Loan, 11.413% (Term SOFR + 600 bps), 4/2/29	0.78
10.	Altice France S.A., USD TLB-[14] Loan, 10.829% (Term SOFR + 550 bps), 8/15/28	0.77
*  Excludes short-term investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.
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Prices and Distributions  |  5/31/24
Market Value per Share
^
	5/31/24	11/30/23
Market Value	$ 9.78	$ 8.99
Discount	(5.60)%	(10.90)%
Net Asset Value per Share^
	5/31/24	11/30/23
Net Asset Value	$10.36	$10.09
Distributions per Share*
	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains
12/1/23 – 5/31/24	$0.5550	$—	$—
Yields
	5/31/24	11/30/23
30-Day SEC Yield	6.73%	10.45%
The data shown above represents past performance, which is no guarantee of future results.
^ Net asset value and market value are published daily on the Fund's website at www.amundi.com/us.
* The amount of distributions made to stockholders during the year was in excess of the net investment income earned by the Fund during the period. The Fund has accumulated undistributed net investment income which is part of the Fund's NAV. A portion of this accumulated net investment income was distributed to stockholders during the period, and may be depleted over time. A decrease in distributions may have a negative effect on the market value of the Fund's shares.

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Performance Update  |  5/31/24
Investment Returns

The mountain chart on the right shows the change in market price, including reinvestment of dividends and distributions, of a $10,000 investment made in common shares of Pioneer Floating Rate Fund, Inc. during the periods shown, compared to that of the Morningstar/LSTA Leveraged Loan Index, which provides broad and comprehensive total return metrics of the U.S. universe of syndicated term loans.
Average Annual Total Return (As of May 31, 2024)
Period	Net Asset Value (NAV)	Market Price	Morningstar/ LSTA Leveraged Loan Index
10 Years	5.32%	5.23%	4.62%
5 Years	5.81	7.85	5.50
1 Year	19.54	30.97	13.23
Value of $10,000 Investment
Call 1-800-710-0935 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below NAV, due to such factors as interest rate changes, and the perceived credit quality of borrowers.
Total investment return does not reflect broker sales charges or commissions. All performance is for common shares of the Fund.
Shares of closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are bought and sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV per share is total assets less total liabilities, which include preferred shares or borrowings, as applicable, divided by the number of common shares outstanding.
When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at prices obtained through open-market purchases under the Fund’s dividend reinvestment plan.
The performance table and graph do not reflect the deduction of fees and taxes that a stockholder would pay on Fund distributions or the sale of Fund shares. Had these fees and taxes been reflected, performance would have been lower.
Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges.
The index does not use leverage.
You cannot invest directly in an index.
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Schedule of Investments  |  5/31/24
(unaudited)
Principal Amount USD ($)		Value
UNAFFILIATED ISSUERS — 149.5%
Senior Secured Floating Rate Loan Interests — 122.5% of Net Assets*(a)
Advanced Materials — 1.7%
862,524	Gemini HDPE LLC, 2027 Advance, 8.591% (Term SOFR + 300 bps), 12/31/27	$ 867,645
1,342,590	Groupe Solmax, Inc., Initial Term Loan, 10.314% (Term SOFR + 475 bps), 5/29/28	1,309,585
	Total Advanced Materials	$ 2,177,230

Advertising Sales — 0.4%
522,568	Clear Channel Outdoor Holdings, Inc., 2024 Refinancing Term Loan, 9.444% (Term SOFR + 400 bps), 8/21/28	$ 525,997
	Total Advertising Sales	$ 525,997

Advertising Services — 1.5%
984,949	Dotdash Meredith, Inc., Term B Loan, 9.413% (Term SOFR + 400 bps), 12/1/28	$ 988,643
975,056	Summer (BC) Bidco B LLC, Extended Facility B, 10.569% (Term SOFR + 500 bps), 2/15/29	979,931
	Total Advertising Services	$ 1,968,574

Aerospace & Defense — 0.6%
807,500	ADS Tactical, Inc., Initial Term Loan, 11.194% (Term SOFR + 575 bps), 3/19/26	$ 813,556
	Total Aerospace & Defense	$ 813,556

Airlines — 1.8%
822,222	AAdvantage Loyality IP, Ltd. (American Airlines, Inc.), Initial Term Loan, 10.336% (Term SOFR + 475 bps), 4/20/28	$ 855,111
500,000	American Airlines, Inc., Seventh Amendment Extended Term Loan, 8.181% (Term SOFR + 275 bps), 2/15/28	501,181
812,500	Mileage Plus Holdings LLC (Mileage Plus Intellectual Property Assets, Ltd.), Initial Term Loan, 10.733% (Term SOFR + 525 bps), 6/21/27	832,508
145,954	SkyMiles IP, Ltd. (Delta Air Lines, Inc.), Initial Term Loan, 9.075% (Term SOFR + 375 bps), 10/20/27	150,545
	Total Airlines	$ 2,339,345

The accompanying notes are an integral part of these financial statements.

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Principal Amount USD ($)		Value
	Apparel Manufacturers — 0.7%
956,544	Hanesbrands Inc., Initial Tranche B Term Loan, 9.079% (Term SOFR + 375 bps), 3/8/30	$ 959,334
	Total Apparel Manufacturers	$ 959,334

	Appliances — 0.7%
925,000	Osmosis Buyer Ltd., 2023 Incremental Delayed Draw Term Loan, 9.57% (Term SOFR + 425 bps), 7/31/28	$ 931,070
	Total Appliances	$ 931,070

	Applications Software — 2.7%
828,738	Central Parent LLC, 2024 Refinancing Term Loan (First Lien), 8.577% (Term SOFR + 325 bps), 7/6/29	$ 836,507
541,970	EP Purchaser LLC, First Lien Closing Date Term Loan, 9.071% (Term SOFR + 350 bps), 11/6/28	544,951
872,276(b)	Loyalty Ventures, Inc., Term B Loan, 11.944% (LIBOR + 650 bps), 11/3/27	8,723
1,456,106(c)	RealPage, Inc., First Lien Initial Term Loan, 8.444% (Term SOFR + 300 bps), 4/24/28	1,434,174
675,000	SS&C Technologies Holdings, Inc., Term B-8 Loan, 7.32% (Term SOFR + 200 bps), 5/9/31	678,516
	Total Applications Software	$ 3,502,871

	Athletic Equipment — 0.5%
250,000	Amer Sports Co., Initial USD Term Loan, 8.577% (Term SOFR + 325 bps), 2/17/31	$ 252,188
405,000	Recess Holdings, Inc., First Lien Amendment No. 3 Term Loan, 9.829% (Term SOFR + 450 bps), 2/20/30	408,037
	Total Athletic Equipment	$ 660,225

	Auction House & Art Dealer — 0.4%
486,250	Sotheby's, 2021 Second Refinancing Term Loan, 10.09% (Term SOFR + 450 bps), 1/15/27	$ 459,101
	Total Auction House & Art Dealer	$ 459,101

	Auto Parts & Equipment — 3.7%
412,750	Adient US LLC, Term B-2 Loan, 8.079% (Term SOFR + 275 bps), 1/31/31	$ 416,490
636,734	American Axle & Manufacturing, Inc., New Tranche B Term Loan, 8.32% (Term SOFR + 300 bps), 12/13/29	640,515
1,829,443	First Brands Group LLC, First Lien 2021 Term Loan, 10.591% (Term SOFR + 500 bps), 3/30/27	1,813,816
1,994,622	IXS Holdings, Inc., Initial Term Loan, 9.697% (Term SOFR + 425 bps), 3/5/27	1,897,384
	Total Auto Parts & Equipment	$ 4,768,205

The accompanying notes are an integral part of these financial statements.
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Schedule of Investments  |  5/31/24
(unaudited) (continued)
Principal Amount USD ($)		Value
Auto Repair Centers — 1.0%
1,265,000	Champions Holdco, Inc., Intial Term Loan, 10.079% (Term SOFR + 475 bps), 2/23/29	$ 1,274,290
	Total Auto Repair Centers	$ 1,274,290

Auto-Truck Trailers — 0.8%
980,000	Novae LLC, Tranche B Term Loan, 10.479% (Term SOFR + 500 bps), 12/22/28	$ 979,540
	Total Auto-Truck Trailers	$ 979,540

Beverages — 1.1%
163,750	Naked Juice LLC, First Lien Initial Term Loan, 8.659% (Term SOFR + 325 bps), 1/24/29	$ 156,206
493,763	Pegasus BidCo B.V., 2024-1 Term Dollar Loan, 9.072% (Term SOFR + 375 bps), 7/12/29	497,466
774,312	Triton Water Holdings, Inc., 2024 First Lien Incremental Term Loan, 9.302% (Term SOFR + 400 bps), 3/31/28	775,159
	Total Beverages	$ 1,428,831

Broadcast Service & Programing — 0.4%
469,671	Univision Communications, Inc., First Lien Initial Term Loan, 8.694% (Term SOFR + 325 bps), 1/31/29	$ 467,909
	Total Broadcast Service & Programing	$ 467,909

Building & Construction — 1.1%
500,000	DG Investment Intermediate Holdings 2, Inc., Second Lien Initial Term Loan, 12.194% (Term SOFR + 675 bps), 3/30/29	$ 488,281
971,433	Service Logic Acquisition, Inc., First Lien Closing Date Initial Term Loan, 9.591% (Term SOFR + 400 bps), 10/29/27	981,148
	Total Building & Construction	$ 1,469,429

Building & Construction Products — 1.7%
1,436,536	Cornerstone Building Brands, Inc., Tranche B Term Loan, 8.767% (Term SOFR + 325 bps), 4/12/28	$ 1,418,322
558,852	CP Atlas Buyer, Inc., Term B Loan, 9.179% (Term SOFR + 375 bps), 11/23/27	555,533
150,000	MI Windows and Doors LLC, 2024 Incremental Term Loan, 8.829% (Term SOFR + 350 bps), 3/28/31	151,294
	Total Building & Construction Products	$ 2,125,149

The accompanying notes are an integral part of these financial statements.

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Principal Amount USD ($)		Value
Building & Construction Products — 0.4%
489,920	LHS Borrower LLC, Initial Term Loan, 10.08% (Term SOFR + 475 bps), 2/16/29	$ 471,548
	Total Building & Construction Products	$ 471,548

Building Production — 0.8%
488,750	Chariot Buyer LLC, First Lien Initial Term Loan, 8.679% (Term SOFR + 325 bps), 11/3/28	$ 489,705
444,318	Jeld-Wen, Inc., Replacement 2023 Term B Loan, 7.444% (Term SOFR + 200 bps), 7/28/28	446,053
132,000	Summit Materials LLC, Term B-2 Loan, 7.799% (Term SOFR + 250 bps), 1/12/29	133,131
	Total Building Production	$ 1,068,889

Building Production — 0.8%
744,384	Koppers Inc., Incremental Term B-1 Loan, 8.33% (Term SOFR + 300 bps), 4/10/30	$ 750,898
250,000	Potters Industries LLC, 2024 Incremental Term Loan, 9.047% (Term SOFR + 375 bps), 12/14/27	252,031
	Total Building Production	$ 1,002,929

Building-Air & Heating — 0.2%
222,461	EMRLD Borrower LP, Initial Term B Loan, 7.829% (Term SOFR + 250 bps), 5/31/30	$ 224,149
	Total Building-Air & Heating	$ 224,149

Building-Heavy Construction — 0.6%
736,776	Osmose Utilities Services, Inc., First Lien Initial Term Loan, 8.694% (Term SOFR + 325 bps), 6/23/28	$ 734,934
	Total Building-Heavy Construction	$ 734,934

Building-Maintenance & Service — 0.7%
930,230	ArchKey Holdings, Inc., First Lien Initial Term Loan, 10.694% (Term SOFR + 525 bps), 6/29/28	$ 936,916
	Total Building-Maintenance & Service	$ 936,916

Cable & Satellite Television — 3.7%
1,912,483	Altice France S.A., USD TLB-[14] Loan, 10.829% (Term SOFR + 550 bps), 8/15/28	$ 1,440,737
966,783	CSC Holdings LLC, 2022 Refinancing Term Loan, 9.817% (Term SOFR + 450 bps), 1/18/28	932,773
1,013,234(c)	DIRECTV Financing LLC, 2024 Refinancing Term B Loan, 10.694% (Term SOFR + 525 bps), 8/2/29	1,018,405
The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund, Inc. |
Semiannual Report
 |
5/31/24

Schedule of Investments  |  5/31/24
(unaudited) (continued)
Principal Amount USD ($)		Value
	Cable & Satellite Television — (continued)
1,026,497	Radiate Holdco LLC, Amendment No. 6 Term B Loan, 8.694% (Term SOFR + 325 bps), 9/25/26	$ 812,216
500,000	Virgin Media Bristol LLC, Facility Q, 8.681% (Term SOFR + 325 bps), 1/31/29	490,250
	Total Cable & Satellite Television	$ 4,694,381

	Casino Hotels — 1.4%
1,487,436	Century Casinos, Inc., Term B Facility Loan, 11.413% (Term SOFR + 600 bps), 4/2/29	$ 1,451,489
398,982	Fertitta Entertainment LLC, Initial B Term Loan, 9.071% (Term SOFR + 375 bps), 1/27/29	400,641
	Total Casino Hotels	$ 1,852,130

	Casino Services — 0.8%
266,000	Caesars Entertainment, Inc., Incremental Term B1 Loan, 8.097% (Term SOFR + 275 bps), 2/6/31	$ 267,211
730,317(c)	Everi Holdings, Inc., Term B Loan, 7.944% (Term SOFR + 250 bps), 8/3/28	733,827
33,788	Lucky Bucks LLC, Priority First Out Exit Term Loan, 12.973% (Term SOFR + 750 bps), 10/2/28	31,085
67,777	Lucky Bucks LLC, Priority Second Out Term Loan, 12.973% (Term SOFR + 750 bps), 10/2/29	51,510
	Total Casino Services	$ 1,083,633

	Cellular Telecom — 0.5%
537,531	CCI Buyer, Inc., First Lien Initial Term Loan, 9.302% (Term SOFR + 400 bps), 12/17/27	$ 540,622
731,250(b)	Xplore Inc., First Lien Refinancing Term Loan, 9.571% (Term SOFR + 400 bps), 10/2/28	132,996
350,000(b)	Xplore, Inc., Second Lien Initial Term Loan, 12.564% (Term SOFR + 700 bps), 10/1/29	25,200
	Total Cellular Telecom	$ 698,818

	Chemicals-Diversified — 2.7%
1,000,000	ARC Falcon I, Inc., Second Lien Initial Term Loan, 12.43% (Term SOFR + 700 bps), 9/30/29	$ 908,750
195,000	Geon Performance Solutions LLC (Fka. Echo US Holdings LLC), 2024 Refinancing Term Loan, 9.571% (Term SOFR + 425 bps), 8/18/28	195,975
450,000	Ineos Quattro Holdings UK Ltd., 2029 Tranche B Dollar Term Loan, 9.679% (Term SOFR + 425 bps), 4/2/29	451,125
297,750	Ineos Quattro Holdings UK Ltd., 2030 Tranche B Dollar Term Loan, 9.179% (Term SOFR + 375 bps), 3/14/30	298,619
297,750	Ineos US Finance LLC, 2030 Dollar Term Loan, 8.929% (Term SOFR + 350 bps), 2/18/30	298,587
The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Fund, Inc. |
Semiannual Report
 |
5/31/24

Principal Amount USD ($)		Value
	Chemicals-Diversified — (continued)
808,023	LSF11 A5 Holdco LLC, Fourth Amendment Incremental Term Loan, 9.679% (Term SOFR + 425 bps), 10/15/28	$ 810,649
493,703	LSF11 A5 HoldCo LLC, Term Loan, 8.944% (Term SOFR + 350 bps), 10/15/28	495,307
	Total Chemicals-Diversified	$ 3,459,012

	Chemicals-Plastics — 0.3%
398,985	Bakelite US Holdco, Inc., New Term Loan, 8.827% (Term SOFR + 350 bps), 5/29/29	$ 402,351
	Total Chemicals-Plastics	$ 402,351

	Chemicals-Specialty — 2.6%
349,256	Avient Corporation, Term B-8 Loan, 7.293% (Term SOFR + 200 bps), 8/29/29	$ 351,352
248,125	H.B. Fuller Company, 2024 Amendment Refinancing Term B Loan, 7.329% (Term SOFR + 200 bps), 2/15/30	249,753
770,015	Mativ Holdings, Inc., Term B Loan, 9.194% (Term SOFR + 375 bps), 4/20/28	769,775
446,625	Nouryon Finance B.V., 2024 B-1 Dollar Term Loan, 8.826% (Term SOFR + 350 bps), 4/3/28	450,533
397,000	Nouryon Finance B.V., 2024 B-2 Dollar Term Loan, 8.82% (Term SOFR + 350 bps), 4/3/28	400,226
645,088	Olympus Water US Holding Corp., Initial Dollar Term Loan, 9.321% (Term SOFR + 375 bps), 11/9/28	648,672
398,003	Olympus Water US Holding Corp., Term B-4 Loan, 9.576% (Term SOFR + 425 bps), 11/9/28	401,087
	Total Chemicals-Specialty	$ 3,271,398

	Commercial Services — 2.1%
496,218	AEA International Holdings (Luxembourg) S.a.r.l, New Term Loan, 8.809% (Term SOFR + 350 bps), 9/7/28	$ 499,940
1,000,000	DS Parent, Inc., Term Loan B, 10.798% (Term SOFR + 550 bps), 1/31/31	1,005,000
600,000	PG Polaris Bidco S.a.r.l., Initial Term Loan, 8.812% (Term SOFR + 350 bps), 3/26/31	604,969
226,076	Pre-Paid Legal Services, Inc., First Lien Initial Term Loan, 9.194% (Term SOFR + 375 bps), 12/15/28	226,217
400,000(c)	Vestis Corp., Term B-1 Loan, 2/22/31	399,250
	Total Commercial Services	$ 2,735,376

The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund, Inc. |
Semiannual Report
 |
5/31/24

Schedule of Investments  |  5/31/24
(unaudited) (continued)
Principal Amount USD ($)		Value
	Computer Data Security — 0.6%
806,714	Precisely Software, Inc., First Lien Third Amendment Term Loan, 11.75% (Term SOFR + 425 bps), 4/24/28	$ 802,882
	Total Computer Data Security	$ 802,882

	Computer Services — 3.0%
280,000	Ahead DB Holdings LLC, 2024 First Lien Incremental Term Loan, 9.559% (Term SOFR + 425 bps), 2/1/31	$ 282,450
1,103,788	Ahead DB Holdings LLC, First Lien Term B Loan, 9.159% (Term SOFR + 375 bps), 2/1/31	1,111,928
889,000(c)	Fortress Intermediate 3, Inc., Term Loan, 5/9/31	892,889
707,885	MAG DS Corp., Initial Term Loan, 10.902% (Term SOFR + 550 bps), 4/1/27	651,255
949,345	Peraton Corp., First Lien Term B Loan, 9.179% (Term SOFR + 375 bps), 2/1/28	951,389
	Total Computer Services	$ 3,889,911

	Computer Software — 1.6%
1,225,000	Cornerstone OnDemand, Inc., First Lien Initial Term Loan, 9.194% (Term SOFR + 375 bps), 10/16/28	$ 1,188,250
983,395	Help/Systems Holdings, Inc., Term Loan, 9.429% (Term SOFR + 400 bps), 11/19/26	920,949
	Total Computer Software	$ 2,109,199

	Computers-Integrated Systems — 1.3%
669,501	Atlas CC Acquisition Corp., First Lien Term B Loan, 9.859% (Term SOFR + 425 bps), 5/25/28	$ 586,371
136,169	Atlas CC Acquisition Corp., First Lien Term C Loan, 9.859% (Term SOFR + 425 bps), 5/25/28	119,261
916,780	NCR Atleos LLC, Term Loan B, 10.18% (Term SOFR + 475 bps), 3/27/29	928,469
	Total Computers-Integrated Systems	$ 1,634,101

	Consulting Services — 1.2%
1,024,116	Ankura Consulting Group LLC, 2024 Repricing Term Loan, 9.564% (Term SOFR + 425 bps), 3/17/28	$ 1,030,730
500,000	First Advantage Holdings LLC, First Lien Term B-1 Loan, 8.194% (Term SOFR + 275 bps), 1/31/27	501,250
	Total Consulting Services	$ 1,531,980

	Containers-Paper & Plastic — 1.5%
769,231	Pregis TopCo LLC, First Lien Initial Term Loan, 9.079% (Term SOFR + 375 bps), 7/31/26	$ 772,940
The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Fund, Inc. |
Semiannual Report
 |
5/31/24

Principal Amount USD ($)		Value
Containers-Paper & Plastic — (continued)
400,000	SupplyOne, Inc., Term B Loan, 9.58% (Term SOFR + 425 bps), 4/19/31	$ 404,400
682,980	Trident TPI Holdings, Inc., Tranche B-3 Initial Term Loan, 9.571% (Term SOFR + 400 bps), 9/15/28	685,754
	Total Containers-Paper & Plastic	$ 1,863,094

Cruise Lines — 1.0%
888,943	Carnival Corporation, 2024 Repricing Advance (Term Loan), 8.075% (Term SOFR + 275 bps), 8/8/27	$ 895,887
390,000	LC Ahab US Bidco LLC, Initial Term Loan, 8.829% (Term SOFR + 350 bps), 5/1/31	392,925
	Total Cruise Lines	$ 1,288,812

Data Processing & Management — 0.1%
189,525	Iron Mountain Information Management LLC, Amendment No.1 Incremental Term B Loan, 7.579% (Term SOFR + 225 bps), 1/31/31	$ 190,236
	Total Data Processing & Management	$ 190,236

Diagnostic Equipment — 0.4%
492,405	Curia Global, Inc., First Lien 2021 Term Loan, 9.179% (Term SOFR + 375 bps), 8/30/26	$ 465,400
	Total Diagnostic Equipment	$ 465,400

Dialysis Centers — 1.2%
1,706,556	U.S. Renal Care, Inc., Closing Date Term Loan, 10.444% (Term SOFR + 500 bps), 6/20/28	$ 1,501,769
	Total Dialysis Centers	$ 1,501,769

Direct Marketing — 0.5%
670,487(c)	Red Ventures LLC (New Imagitas, Inc.), First Lien Term B-4 Loan, 8.329% (Term SOFR + 300 bps), 3/3/30	$ 665,878
	Total Direct Marketing	$ 665,878

Disposable Medical Products — 0.6%
451,981	Medline Borrower LP, Refinancing Term Loan, 8.079% (Term SOFR + 275 bps), 10/23/28	$ 455,328
369,471(c)	Sotera Health Holdings, LLC, Term B Loan, 5/23/31	368,778
	Total Disposable Medical Products	$ 824,106

Distribution & Wholesale — 2.5%
497,500	AIP RD Buyer Corp., 2023 First Lien Incremental Term Loan, 9.83% (Term SOFR + 450 bps), 12/22/28	$ 502,009
588,000	AIP RD Buyer Corp., First Lien Term Loan B, 9.579% (Term SOFR + 425 bps), 12/22/28	592,410
The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund, Inc. |
Semiannual Report
 |
5/31/24

Schedule of Investments  |  5/31/24
(unaudited) (continued)
Principal Amount USD ($)		Value
	Distribution & Wholesale — (continued)
810,000(c)	Barentz International B.V., Term Loan, 3/1/31	$ 818,100
855,230	Patriot Container Corp. (aka Wastequip), First Lien Closing Date Term Loan, 9.179% (Term SOFR + 375 bps), 3/20/25	826,900
404,221	Windsor Holdings III LLC, 2024 Dollar Refinancing Term B Loan, 9.32% (Term SOFR + 400 bps), 8/1/30	409,116
	Total Distribution & Wholesale	$ 3,148,535

	E-Commerce — 0.4%
492,478	TouchTunes Music Group LLC, , First Lien Initial Term Loan, 10.552% (Term SOFR + 525 bps), 4/2/29	$ 493,710
	Total E-Commerce	$ 493,710

	E-Commerce — 0.2%
200,000	Stubhub Holdco Sub LLC, Extended USD Term B Loan, 10.079% (Term SOFR + 475 bps), 3/15/30	$ 200,667
	Total E-Commerce	$ 200,667

	Electric-Generation — 3.1%
828,711	Compass Power Generation LLC, Tranche B-2 Term Loan, 9.693% (Term SOFR + 425 bps), 4/14/29	$ 835,329
966,655	Eastern Power LLC (Eastern Covert Midco LLC), Term Loan, 9.194% (Term SOFR + 375 bps), 10/2/25	966,923
323,110	Generation Bridge Northeast LLC, Term Loan B, 8.829% (Term SOFR + 350 bps), 8/22/29	326,442
387,500(c)	Hamilton Projects Acquiror, LLC, Term Loan (First Lien), 5/22/31	390,455
500,000	Vistra Operations Company LLC, 2018 Incremental Term Loan, 7.329% (Term SOFR + 200 bps), 12/20/30	502,344
910,000	Vistra Zero Operating Company LLC, Initial Term Loan, 8.075% (Term SOFR + 275 bps), 4/30/31	916,825
	Total Electric-Generation	$ 3,938,318

	Electric-Integrated — 1.1%
1,050,244	Constellation Renewables LLC, Loan, 8.109% (Term SOFR + 250 bps), 12/15/27	$ 1,054,346
261,122	Talen Energy Supply, LLC, Initial Term B Loan, 8.826% (Term SOFR + 350 bps), 5/17/30	262,754
111,905	Talen Energy Supply, LLC, Initial Term C Loan, 8.827% (Term SOFR + 350 bps), 5/17/30	112,604
	Total Electric-Integrated	$ 1,429,704

The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Fund, Inc. |
Semiannual Report
 |
5/31/24

Principal Amount USD ($)		Value
	Electronic Composition — 1.1%
1,013,137	Natel Engineering Co., Inc., Initial Term Loan, 11.694% (Term SOFR + 625 bps), 4/30/26	$ 891,561
497,449	Synaptics, Inc., First Amendment Incremental Term Loan, 7.835% (Term SOFR + 225 bps), 12/2/28	498,847
	Total Electronic Composition	$ 1,390,408

	Engines — 1.5%
249,361	Arcline FM Holdings LLC, First Lien Initial Term Loan, 10.321% (Term SOFR + 475 bps), 6/23/28	$ 251,504
667,057	Arcline FM Holdings LLC, Second Lien Initial Term Loan, 13.821% (Term SOFR + 825 bps), 6/25/29	665,389
1,018,447	LSF12 Badger Bidco LLC, Initial Term Loan, 11.329% (Term SOFR + 600 bps), 8/30/30	1,016,538
	Total Engines	$ 1,933,431

	Enterprise Software & Services — 1.7%
900,000(c)	Cloud Software Group, Inc., Third Amendment Term Loan (First Lien), 9.929% (Term SOFR + 450 bps), 3/21/31	$ 905,906
178,811	Open Text Corporation, 2023 Replacement Term Loan, 7.579% (Term SOFR + 225 bps), 1/31/30	179,985
635,000	Project Alpha Intermediate Holding, Inc., 2024 Refinancing Term Loan, 9.072% (Term SOFR + 375 bps), 10/28/30	639,631
398,000	Quartz Acquireco LLC, Term Loan, 8.809% (Term SOFR + 350 bps), 6/28/30	400,363
	Total Enterprise Software & Services	$ 2,125,885

	Finance-Investment Banker — 0.5%
689,841	Hudson River Trading LLC, Term Loan, 8.442% (Term SOFR + 300 bps), 3/20/28	$ 691,512
	Total Finance-Investment Banker	$ 691,512

	Finance-Leasing Company — 0.7%
413,101	Castlelake Aviation One Designated Activity Co., 2023 Incremental Term Loan, 8.079% (Term SOFR + 275 bps), 10/22/27	$ 415,382
483,432	Fly Funding II S.a r.l., Replacement Loan, 7.33% (LIBOR + 175 bps), 8/11/25	471,691
	Total Finance-Leasing Company	$ 887,073

The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund, Inc. |
Semiannual Report
 |
5/31/24

Schedule of Investments  |  5/31/24
(unaudited) (continued)
Principal Amount USD ($)		Value
Food-Confectionery — 0.3%
400,000	Fiesta Purchaser, Inc., Initial Term Loan, 9.329% (Term SOFR + 400 bps), 2/12/31	$ 404,281
	Total Food-Confectionery	$ 404,281

Food-Dairy Products — 1.3%
1,688,750	Chobani LLC, 2020 New Term Loan, 8.694% (Term SOFR + 325 bps), 10/25/27	$ 1,699,305
	Total Food-Dairy Products	$ 1,699,305

Food-Misc/Diversified — 0.3%
390,000(c)	Simply Good Foods USA, Inc., 3/17/27	$ 391,463
	Total Food-Misc/Diversified	$ 391,463

Footwear & Related Apparel — 0.2%
292,500	Crocs, Inc., 2024 Refinancing Term Loan, 7.552% (Term SOFR + 225 bps), 2/20/29	$ 294,888
	Total Footwear & Related Apparel	$ 294,888

Gambling (Non-Hotel) — 1.3%
998,724	Bally's Corp., Term B Facility Loan, 8.836% (Term SOFR + 325 bps), 10/2/28	$ 960,523
224,438	Flutter Entertainment Plc, Term B Loan, 7.559% (Term SOFR + 225 bps), 11/25/30	225,560
493,734	Light and Wonder International, Inc., Term B-1 Loan, 8.07% (Term SOFR + 275 bps), 4/14/29	496,032
	Total Gambling (Non-Hotel)	$ 1,682,115

Gas-Distribution — 0.7%
925,000	NGL Energy Operating LLC, Initial Term Loan, 9.829% (Term SOFR + 450 bps), 2/3/31	$ 933,209
	Total Gas-Distribution	$ 933,209

Golf — 0.5%
665,000	Topgolf Callaway Brands Corp., Intial Term Loan, 8.329% (Term SOFR + 300 bps), 3/15/30	$ 669,453
	Total Golf	$ 669,453

Hazardous Waste Disposal — 0.6%
753,200	JFL-Tiger Acquisition Co., Inc., Initial Term Loan, 9.829% (Term SOFR + 450 bps), 10/17/30	$ 755,554
	Total Hazardous Waste Disposal	$ 755,554

The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Fund, Inc. |
Semiannual Report
 |
5/31/24

Principal Amount USD ($)		Value
Hotels & Motels — 1.1%
924,314(c)	Playa Resorts Holding B.V., 2022 Term Loan, 8.572% (Term SOFR + 325 bps), 1/5/29	$ 930,300
495,009	Travel + Leisure Co., 2023 Incremental Term Loan, 8.671% (Term SOFR + 325 bps), 12/14/29	498,568
	Total Hotels & Motels	$ 1,428,868

Human Resources — 0.7%
970,000	Ingenovis Health, Inc., First Lien Initial Term Loan, 9.694% (Term SOFR + 425 bps), 3/6/28	$ 865,725
	Total Human Resources	$ 865,725

Independent Power Producer — 0.4%
468,598	EFS Cogen Holdings I LLC, Term B Advance, 9.08% (Term SOFR + 350 bps), 10/1/27	$ 471,193
	Total Independent Power Producer	$ 471,193

Insurance Brokers — 0.8%
637,500	HIG Finance 2 Ltd., 2024 Dollar Term Loan, 8.829% (Term SOFR + 350 bps), 2/15/31	$ 642,100
378,100	USI, Inc., TL, 8.079% (Term SOFR + 275 bps), 9/27/30	379,045
	Total Insurance Brokers	$ 1,021,145

Internet Content — 0.7%
869,246	MH Sub I LLC (Micro Holding Corp.), 2023 May Incremental First Lien Term Loan, 9.579% (Term SOFR + 425 bps), 5/3/28	$ 871,690
	Total Internet Content	$ 871,690

Investment Management & Advisory Services — 1.7%
646,231	Allspring Buyer LLC, Initial Term Loan, 8.824% (Term SOFR + 325 bps), 11/1/28	$ 645,962
584,981	Edelman Financial Engines Center LLC, First Lien 2021 Initial Term Loan, 8.944% (Term SOFR + 350 bps), 4/7/28	586,275
1,032,512	Russell Investments US Institutional Holdco, Inc., 2027 Term Loan, 10.33% (Term SOFR + 500 bps), 5/30/27	940,231
	Total Investment Management & Advisory Services	$ 2,172,468

Lasers-System & Components — 0.6%
819,573	Coherent Corp., Term B1 Loan, 7.829% (Term SOFR + 250 bps), 7/2/29	$ 823,158
	Total Lasers-Syst/Components	$ 823,158

The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund, Inc. |
Semiannual Report
 |
5/31/24

Schedule of Investments  |  5/31/24
(unaudited) (continued)
Principal Amount USD ($)		Value
	Lottery Services — 0.6%
788,000	Scientific Games Holdings LP, First Lien Initial Dollar Term Loan, 8.556% (Term SOFR + 325 bps), 4/4/29	$ 791,236
	Total Lottery Services	$ 791,236

	Medical Diagnostic Imaging — 0.8%
1,074,739	US Radiology Specialists, Inc. (US Outpatient Imaging Services, Inc.), Closing Date Term Loan, 10.702% (Term SOFR + 525 bps), 12/15/27	$ 1,079,978
	Total Medical Diagnostic Imaging	$ 1,079,978

	Medical Information Systems — 2.4%
788,297	athenahealth Group, Inc., Initial Term Loan, 8.579% (Term SOFR + 325 bps), 2/15/29	$ 788,351
935,068	Gainwell Acquisition Corp., First Lien Term B Loan, 9.409% (Term SOFR + 400 bps), 10/1/27	911,458
972,500	One Call Corp., First Lien Term B Loan, 11.085% (Term SOFR + 550 bps), 4/22/27	915,973
475,000	Waystar Technologies, Inc., First Lien 2024 Initial Term Loan, 9.329% (Term SOFR + 400 bps), 10/22/29	477,138
	Total Medical Information Systems	$ 3,092,920

	Medical Labs & Testing Services — 3.6%
370,313	Charlotte Buyer, Inc., First Lien Initial Term Loan B, 10.571% (Term SOFR + 525 bps), 2/11/28	$ 373,159
982,303	eResearchTechnology, Inc., Term Loan B (First Lien), 9.322% (Term SOFR + 400 bps), 2/4/27	987,214
1,436,737	FC Compassus LLC, Term B-1 Loan, 9.694% (Term SOFR + 425 bps), 12/31/26	1,413,391
993,612	Phoenix Guarantor Inc., First Lien Tranche B-4 Term Loan, 8.579% (Term SOFR + 325 bps), 2/21/31	995,372
486,250	Sound Inpatient Physicians, Inc., First Lien 2021 Incremental Term Loan, 8.591% (Term SOFR + 300 bps), 6/27/25	322,039
497,448	U.S. Anesthesia Partners, Inc., First Lien Initial Term Loan, 9.678% (Term SOFR + 425 bps), 10/1/28	485,090
	Total Medical Labs & Testing Services	$ 4,576,265

	Medical-Biomedical & Generation — 0.8%
973,551	ANI Pharmaceuticals, Inc., Initial Term Loan, 11.444% (Term SOFR + 600 bps), 11/19/27	$ 979,635
	Total Medical-Biomedical & Generation	$ 979,635

	Medical-Drugs — 1.9%
250,000	Endo Finance Holdings, Inc., Initial Term Loan, 9.826% (Term SOFR + 450 bps), 4/23/31	$ 250,234
The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Fund, Inc. |
Semiannual Report
 |
5/31/24

Principal Amount USD ($)		Value
	Medical-Drugs — (continued)
822,092(b)	Endo Luxembourg Finance Company I S.a r.l., 2021 Term Loan, 14.50% (LIBOR + 400 bps), 3/27/28	$ 534,360
530,000	Financiere Mendel, Facility B, 9.573% (Term SOFR + 425 bps), 11/12/30	534,140
437,863	Jazz Pharmaceuticals Public Ltd. Co., Additional Tranche B-1 Dollar Term Loan, 8.444% (Term SOFR + 300 bps), 5/5/28	442,105
705,882	Padagis LLC, Term B Loan, 10.313% (Term SOFR + 475 bps), 7/6/28	694,412
	Total Medical-Drugs	$ 2,455,251

	Medical-Generic Drugs — 1.1%
919,219	Amneal Pharmaceuticals LLC, Initial Term Loan, 10.829% (Term SOFR + 550 bps), 5/4/28	$ 930,709
498,734	Perrigo Company Plc, Initial Term B Loan, 7.679% (Term SOFR + 225 bps), 4/20/29	498,485
	Total Medical-Generic Drugs	$ 1,429,194

	Medical-Hospitals — 0.8%
259,219	EyeCare Partners, LLC, Tranche B Term Loan, 10.037% (Term SOFR + 461 bps), 11/30/28	$ 160,392
977,490	Knight Health Holdings LLC, Term B Loan, 10.694% (Term SOFR + 525 bps), 12/23/28	467,973
395,000	LifePoint Health, Inc. , Term Loan - Duplicate created by Merge/Move, 9.329% (Term SOFR + 400 bps), 5/17/31	397,098
	Total Medical-Hospitals	$ 1,025,463

	Medical-Wholesale Drug Distribution — 0.4%
445,500	CVET Midco 2 LP, First Lien Initial Term Loan, 10.309% (Term SOFR + 500 bps), 10/13/29	$ 447,275
	Total Medical-Wholesale Drug Distribution	$ 447,275

	Metal Processors & Fabrication — 0.8%
337,174	Grinding Media, Inc. (Molycop, Ltd.), First Lien Initial Term Loan, 9.555% (Term SOFR + 400 bps), 10/12/28	$ 331,274
727,873	WireCo WorldGroup, Inc., 2023 Refinancing Term Loan, 9.075% (Term SOFR + 375 bps), 11/13/28	729,692
	Total Metal Processors & Fabrication	$ 1,060,966

	Metal-Aluminum — 1.1%
1,438,036	Arsenal AIC Parent LLC, 2024 Term B Loan, 9.079% (Term SOFR + 375 bps), 8/18/30	$ 1,453,315
	Total Metal-Aluminum	$ 1,453,315

The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund, Inc. |
Semiannual Report
 |
5/31/24

Schedule of Investments  |  5/31/24
(unaudited) (continued)
Principal Amount USD ($)		Value
Mining Services — 0.1%
174,819	Flame NewCo LLC, First Lien New Money Exit Term Loan, 7.429% (Term SOFR + 200 bps), 6/30/28	$ 168,045
	Total Mining Services	$ 168,045

Office Automation & Equipment — 0.7%
873,000	Pitney Bowes, Inc., Refinancing Tranche B Term Loan, 9.444% (Term SOFR + 400 bps), 3/17/28	$ 874,091
	Total Office Automation & Equipment	$ 874,091

Pastoral & Agricultural — 0.5%
635,375	Alltech, Inc., Term B Loan, 9.444% (Term SOFR + 400 bps), 10/13/28	$ 632,992
	Total Pastoral & Agricultural	$ 632,992

Pharmacy Services — 0.3%
342,125	Option Care Health, Inc., First Lien 2021 Refinancing Term Loan, 7.58% (Term SOFR + 225 bps), 10/27/28	$ 345,047
	Total Pharmacy Services	$ 345,047

Physical Therapy & Rehabilitation Centers — 2.3%
914,667	Summit Behavioral Healthcare LLC, First Lien Term Loan B-1, 9.597% (Term SOFR + 425 bps), 11/24/28	$ 920,383
2,162,652	Upstream Newco, Inc., First Lien August 2021 Incremental Term Loan, 9.841% (Term SOFR + 425 bps), 11/20/26	2,000,453
	Total Physical Therapy & Rehabilitation Centers	$ 2,920,836

Pipelines — 3.2%
1,062,500	Brazos Delaware II, LLC, Refinancing Term Loan, 8.822% (Term SOFR + 350 bps), 2/11/30	$ 1,069,472
648,329	Buckeye Partners LP, Term Loan B2, 7.329% (Term SOFR + 200 bps), 11/22/30	650,089
644,661	GIP III Stetson I LP (GIP III Stetson II LP), 2023 Initial Term Loan, 9.679% (Term SOFR + 350 bps), 10/31/28	649,966
209,475	GIP Pilot Acquisition Partners, L.P., Amendment No. 1 Refinancing Term Loan, 7.827% (Term SOFR + 250 bps), 10/4/30	210,784
468,620	M6 ETX Holdings II MidCo LLC, Initial Term Loan, 9.93% (Term SOFR + 450 bps), 9/19/29	471,926
986,782	Traverse Midstream Partners LLC, Advance, 8.83% (Term SOFR + 350 bps), 2/16/28	994,800
	Total Pipelines	$ 4,047,037

The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Fund, Inc. |
Semiannual Report
 |
5/31/24

Principal Amount USD ($)		Value
Printing-Commercial — 0.3%
385,000	Cimpress plc, 2024 Refinancing Tranche B-1 Term Loan, 8.329% (Term SOFR + 300 bps), 5/17/28	$ 385,000
	Total Printing-Commercial	$ 385,000

Professional Sports — 0.4%
500,000	Formula One Management Ltd., First Lien Facility B Loan, 7.559% (Term SOFR + 225 bps), 1/15/30	$ 503,203
	Total Professional Sports	$ 503,203

Property & Casualty Insurance — 1.8%
221,625	Asurion LLC, New B-10 Term Loan, 9.429% (Term SOFR + 400 bps), 8/19/28	$ 219,424
244,935	Asurion LLC, New B-11 Term Loan, 9.679% (Term SOFR + 425 bps), 8/19/28	243,527
485,000	Asurion LLC, New B-9 Term Loan, 8.694% (Term SOFR + 325 bps), 7/31/27	477,801
1,351,793	Sedgwick Claims Management Services, Inc. (Lightning Cayman Merger Sub, Ltd.), 2023 Term Loan, 9.079% (Term SOFR + 375 bps), 2/24/28	1,360,429
	Total Property & Casualty Insurance	$ 2,301,181

Protection-Safety — 0.5%
658,350	Prime Security Services Borrower LLC, 2024 First Lien Refinancing Term B-1 Loan, 7.579% (Term SOFR + 225 bps), 10/13/30	$ 661,679
	Total Protection-Safety	$ 661,679

Publishing — 2.0%
850,000	Cengage Learning, Inc., Term B Loan (First Lien), 9.538% (Term SOFR + 425 bps), 3/24/31	$ 854,974
788,000	Houghton Mifflin Harcourt Co., First Lien Term B Loan, 10.697% (Term SOFR + 525 bps), 4/9/29	765,641
978,712	McGraw-Hill Education, Inc., Initial Term Loan, 10.194% (Term SOFR + 475 bps), 7/28/28	982,042
	Total Publishing	$ 2,602,657

Publishing-Periodicals — 0.3%
367,500	MJH Healthcare Holdings LLC, Initial Term B Loan, 8.929% (Term SOFR + 350 bps), 1/28/29	$ 368,648
	Total Publishing-Periodicals	$ 368,648

The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund, Inc. |
Semiannual Report
 |
5/31/24

Schedule of Investments  |  5/31/24
(unaudited) (continued)
Principal Amount USD ($)		Value
	Recreational Centers — 1.0%
1,250,000	Fitness International LLC, Term B Loan, 10.58% (Term SOFR + 525 bps), 2/12/29	$ 1,254,688
	Total Recreational Centers	$ 1,254,688

	Recycling — 0.6%
827,358	LTR Intermediate Holdings, Inc., Initial Term Loan, 9.944% (Term SOFR + 450 bps), 5/5/28	$ 809,984
	Total Recycling	$ 809,984

	Rental Auto & Equipment — 0.7%
400,000	Avis Budget Car Rental LLC, New Tranche C Term Loan, 8.429% (Term SOFR + 300 bps), 3/16/29	$ 400,950
417,933	Hertz Corp., Initial Term B Loan, 8.859% (Term SOFR + 325 bps), 6/30/28	385,021
80,991	Hertz Corp., Initial Term C Loan, 8.859% (Term SOFR + 325 bps), 6/30/28	74,512
	Total Rental Auto & Equipment	$ 860,483

	Retail — 6.5%
532,228	Great Outdoors Group LLC, Term B-2 Loan, 9.194% (Term SOFR + 375 bps), 3/6/28	$ 533,725
975,228	Harbor Freight Tools USA, Inc., 2021 Initial Term Loan, 8.194% (Term SOFR + 275 bps), 10/19/27	976,853
1,002,333	Highline Aftermarket Acquisition LLC, First Lien Initial Term Loan, 9.929% (Term SOFR + 450 bps), 11/9/27	1,005,674
727,000	Kodiak BP LLC, 2024-1 Term Loan, 9.059% (Term SOFR + 375 bps), 3/12/28	733,058
1,021,125	Michaels Cos, Inc., Term Loan B, 9.821% (Term SOFR + 425 bps), 4/15/28	932,870
969,191	Petco Health & Wellness Co., Inc., First Lien Initial Term Loan, 8.821% (Term SOFR + 325 bps), 3/3/28	882,368
1,021,125	PetSmart LLC, Initial Term Loan, 9.179% (Term SOFR + 375 bps), 2/11/28	1,019,666
1,225,082	RVR Dealership Holdings LLC, Term Loan, 9.175% (Term SOFR + 375 bps), 2/8/28	1,142,389
437,500	Torrid LLC, Closing Date Term Loan, 11.112% (Term SOFR + 550 bps), 6/14/28	382,812
736,809	White Cap Supply Holdings LLC, Initial Closing Date Term Loan, 9.079% (Term SOFR + 375 bps), 10/19/27	740,993
	Total Retail	$ 8,350,408

The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Fund, Inc. |
Semiannual Report
 |
5/31/24

Principal Amount USD ($)		Value
Retail-Catalog Shopping — 0.3%
490,407	Medical Solutions Holdings, Inc., First Lien Initial Term Loan, 8.679% (Term SOFR + 325 bps), 11/1/28	$ 402,134
	Total Retail-Catalog Shopping	$ 402,134

Retail-Misc/Diversified — 0.3%
400,000	Peer Holding III B.V., Facility B4, 8.559% (Term SOFR + 325 bps), 10/28/30	$ 402,250
	Total Retail-Misc/Diversified	$ 402,250

Rubber & Plastic Products — 0.7%
431,922	Gates Global LLC, Initial B-3 Dollar Term Loan, 7.929% (Term SOFR + 250 bps), 3/31/27	$ 433,542
431,922(c)	Gates Global LLC, Term Loan, 5/22/31	433,677
	Total Rubber & Plastic Products	$ 867,219

Schools — 0.3%
423,715	Fugue Finance LLC, Existing Term Loan, 9.347% (Term SOFR + 400 bps), 1/31/28	$ 427,378
	Total Schools	$ 427,378

Security Services — 2.6%
1,393,603(c)	Allied Universal Holdco LLC (f/k/a USAGM Holdco LLC), Initial U.S. Dollar Term Loan, 9.179% (Term SOFR + 375 bps), 5/12/28	$ 1,395,128
1,959,733	Garda World Security Corp., Fourth Additional Term Loan, 9.583% (Term SOFR + 425 bps), 2/1/29	1,981,045
	Total Security Services	$ 3,376,173

Semiconductor Equipment — 0.9%
1,095,207	Ultra Clean Holdings, Inc., Sixth Amendment Term Loan, 8.829% (Term SOFR + 350 bps), 2/25/28	$ 1,104,105
	Total Semiconductor Equipment	$ 1,104,105

Telecom Services — 0.8%
1,011,332	Windstream Services LLC, Initial Term Loan, 11.679% (Term SOFR + 625 bps), 9/21/27	$ 1,009,752
	Total Telecom Services	$ 1,009,752

Telephone-Integrated — 0.8%
500,000	Level 3 Financing, Inc., Term B-1, 11.881% (Term SOFR + 656 bps), 4/15/29	$ 486,380
500,000	Level 3 Financing, Inc., Term B-2, 11.881% (Term SOFR + 656 bps), 4/15/30	484,063
	Total Telephone-Integrated	$ 970,443

The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund, Inc. |
Semiannual Report
 |
5/31/24

Schedule of Investments  |  5/31/24
(unaudited) (continued)
Principal Amount USD ($)		Value
Television — 0.6%
459,526	Gray Television, Inc., Term E Loan, 7.928% (Term SOFR + 250 bps), 1/2/26	$ 457,659
290,000(c)	Gray Television, Inc., Term Loan B, 5/23/29	277,494
	Total Television	$ 735,153

Theaters — 1.2%
594,000	Cinemark USA, Inc., Term Loan, 9.052% (Term SOFR + 325 bps), 5/24/30	$ 599,105
945,500	Cirque du Soleil Canada Inc., Initial Term Loan, 9.552% (Term SOFR + 425 bps), 3/8/30	947,864
	Total Theaters	$ 1,546,969

Transportation - Trucks — 0.4%
487,500	Carriage Purchaser, Inc., Term B Loan, 9.694% (Term SOFR + 425 bps), 10/2/28	$ 490,242
	Total Transportation - Trucks	$ 490,242

Transportation Services — 1.8%
1,170,000	AIT Worldwide Logistics Holdings, Inc., First Lien Initial Term Loan, 10.171% (Term SOFR + 475 bps), 4/6/28	$ 1,174,241
369,276	First Student Bidco Inc., 2022 Incremental Term B Loan, 9.402% (Term SOFR + 400 bps), 7/21/28	370,529
535,049	First Student Bidco, Inc., Initial Term B Loan, 8.564% (Term SOFR + 300 bps), 7/21/28	536,864
162,724	First Student Bidco, Inc., Initial Term C Loan, 8.564% (Term SOFR + 300 bps), 7/21/28	163,277
	Total Transportation Services	$ 2,244,911

Transport-Rail — 0.3%
332,000	Genesee & Wyoming Inc., Initial Term Loan, 7.301% (Term SOFR + 200 bps), 4/10/31	$ 333,075
	Total Transport-Rail	$ 333,075

Veterinary Diagnostics — 0.6%
703,270	Southern Veterinary Partners, LLC, 2024-2 New Term Loan (First Lien), 9.08% (Term SOFR + 375 bps), 10/5/27	$ 705,907
	Total Veterinary Diagnostics	$ 705,907

	Total Senior Secured Floating Rate Loan Interests (Cost $159,833,579)	$ 157,071,434

The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Fund, Inc. |
Semiannual Report
 |
5/31/24

Shares		Value
Common Stocks — 0.6% of Net Assets
Construction & Engineering — 0.0% †
9,729(d)	LB New Holdco	$ 38,916
	Total Construction & Engineering	$ 38,916

Metals & Mining — 0.0% †
2,625(d)	Flame Co.	$ 12,797
	Total Metals & Mining	$ 12,797

Passenger Airlines — 0.6%
40,684(d)	Grupo Aeromexico SAB de CV	$ 719,371
	Total Passenger Airlines	$ 719,371

	Total Common Stocks (Cost $621,279)	$ 771,084

Principal Amount USD ($)
	Asset Backed Securities — 2.3% of Net Assets
1,000,000(a)	Assurant CLO IV, Ltd., Series 2019-4A, Class E, 12.586% (3 Month Term SOFR + 726 bps), 4/20/30 (144A)	$ 967,616
1,000,000	JPMorgan Chase Bank NA - CACLN, Series 2021-3, Class G, 9.812%, 2/26/29 (144A)	1,025,218
1,000,000(a)	Octagon Investment Partners XXI, Ltd., Series 2014-1A, Class DRR, 12.584% (3 Month Term SOFR + 726 bps), 2/14/31 (144A)	992,500
	Total Asset Backed Securities (Cost $2,998,651)	$ 2,985,334

	Collateralized Mortgage Obligations—2.0% of Net Assets
370,000(a)	Connecticut Avenue Securities Trust, Series 2021-R01, Class 1B2, 11.324% (SOFR30A + 600 bps), 10/25/41 (144A)	$ 391,267
230,000(a)	Freddie Mac STACR REMIC Trust, Series 2021-DNA7, Class B2, 13.124% (SOFR30A + 780 bps), 11/25/41 (144A)	251,038
490,000(a)	Freddie Mac STACR REMIC Trust, Series 2021-HQA3, Class B2, 11.574% (SOFR30A + 625 bps), 9/25/41 (144A)	512,610
250,000(a)	Freddie Mac STACR REMIC Trust, Series 2022-DNA1, Class B2, 12.424% (SOFR30A + 710 bps), 1/25/42 (144A)	269,292
The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund, Inc. |
Semiannual Report
 |
5/31/24

Schedule of Investments  |  5/31/24
(unaudited) (continued)
Principal Amount USD ($)		Value
Collateralized Mortgage Obligations— (continued)
320,000(a)	Freddie Mac STACR REMIC Trust, Series 2022-DNA2, Class B2, 13.824% (SOFR30A + 850 bps), 2/25/42 (144A)	$ 355,532
710,000(a)	STACR Trust, Series 2018-HRP2, Class B2, 15.938% (SOFR30A + 1,061 bps), 2/25/47 (144A)	875,075
	Total Collateralized Mortgage Obligations (Cost $2,453,506)	$ 2,654,814

Commercial Mortgage-Backed Securities—1.0% of Net Assets
478,794(a)	BX Trust, Series 2022-PSB, Class F, 12.65% (1 Month Term SOFR + 733 bps), 8/15/39 (144A)	$ 476,077
37,119(a)	FREMF Mortgage Trust, Series 2020-KF74, Class C, 11.692% (SOFR30A + 636 bps), 1/25/27 (144A)	33,822
1,000,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C28, Class E, 3.00%, 5/15/48 (144A)	751,800
	Total Commercial Mortgage-Backed Securities (Cost $1,315,710)	$ 1,261,699

Corporate Bonds — 7.8% of Net Assets
Airlines — 1.7%
940,000	Grupo Aeromexico SAB de CV, 8.50%, 3/17/27 (144A)	$ 938,251
1,500,000	VistaJet Malta Finance Plc/Vista Management Holding, Inc., 6.375%, 2/1/30 (144A)	1,204,460
	Total Airlines	$ 2,142,711

Banks — 0.9%
1,000,000(e)(f)	Citigroup, Inc., 4.70% (SOFR + 323 bps)	$ 978,684
255,000(e)(f)	ING Groep NV, 4.25% (5 Year CMT Index + 286 bps)	198,194
	Total Banks	$ 1,176,878

Chemicals — 0.4%
250,000	Element Solutions, Inc., 3.875%, 9/1/28 (144A)	$ 227,491
300,000	SCIL IV LLC/SCIL USA Holdings LLC, 5.375%, 11/1/26 (144A)	288,427
	Total Chemicals	$ 515,918

Commercial Services — 0.3%
500,000	Garda World Security Corp., 6.00%, 6/1/29 (144A)	$ 449,060
	Total Commercial Services	$ 449,060

The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Fund, Inc. |
Semiannual Report
 |
5/31/24

Principal Amount USD ($)		Value
Electric — 0.2%
300,000	Vistra Operations Co. LLC, 4.375%, 5/1/29 (144A)	$ 277,691
	Total Electric	$ 277,691

Iron & Steel — 0.3%
500,000	Metinvest BV, 7.75%, 10/17/29 (144A)	$ 329,500
	Total Iron & Steel	$ 329,500

Lodging — 0.4%
500,000	Station Casinos LLC, 4.50%, 2/15/28 (144A)	$ 465,593
	Total Lodging	$ 465,593

Media — 1.2%
300,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 2.25%, 1/15/29	$ 254,881
200,000	CSC Holdings LLC, 11.75%, 1/31/29 (144A)	158,942
510,000	McGraw-Hill Education, Inc., 8.00%, 8/1/29 (144A)	475,462
1,000,000	Sinclair Television Group, Inc., 5.50%, 3/1/30 (144A)	660,610
	Total Media	$ 1,549,895

Mining — 0.7%
925,000	First Quantum Minerals, Ltd., 8.625%, 6/1/31 (144A)	$ 920,536
	Total Mining	$ 920,536

Oil & Gas — 0.5%
668,000	MEG Energy Corp., 7.125%, 2/1/27 (144A)	$ 676,198
	Total Oil & Gas	$ 676,198

Pipelines — 0.2%
300,000	Venture Global Calcasieu Pass LLC, 3.875%, 8/15/29 (144A)	$ 270,182
	Total Pipelines	$ 270,182

REITs — 0.4%
500,000	Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 10.50%, 2/15/28 (144A)	$ 500,081
	Total REITs	$ 500,081

Telecommunications — 0.6%
275,000	Level 3 Financing, Inc., 10.50%, 5/15/30 (144A)	$ 272,104
500,000	Windstream Escrow LLC/Windstream Escrow Finance Corp., 7.75%, 8/15/28 (144A)	469,754
	Total Telecommunications	$ 741,858

	Total Corporate Bonds (Cost $10,538,461)	$ 10,016,101

The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund, Inc. |
Semiannual Report
 |
5/31/24

Schedule of Investments  |  5/31/24
(unaudited) (continued)
Principal Amount USD ($)		Value

Insurance-Linked Securities — 1.4% of Net Assets#
Event Linked Bonds — 1.3%
Multiperil – U.S. — 0.5%
250,000(a)	Matterhorn Re, 10.604%, (SOFR + 525 bps), 3/24/25 (144A)	$ 239,200
250,000(a)	Residential Re, 10.652%, (3 Month U.S. Treasury Bill + 528 bps), 12/6/25 (144A)	232,550
250,000(a)	Sanders Re III, 8.99%, (3 Month U.S. Treasury Bill + 361 bps), 4/7/26 (144A)	240,550
$ 712,300

Windstorm – North Carolina — 0.2%
250,000(a)	Cape Lookout Re, 14.967%, (3 Month U.S. Treasury Bill + 959 bps), 3/28/25 (144A)	$ 243,300
Windstorm – Texas — 0.4%
500,000(a)	Alamo Re, 12.56%, (3 Month U.S. Treasury Bill + 718 bps), 6/7/28 (144A)	$ 499,250
Windstorm – U.S. Regional — 0.2%
250,000(a)	Commonwealth Re, 8.917%, (3 Month U.S. Treasury Bill + 354 bps), 7/8/25 (144A)	$ 248,750
	Total Event Linked Bonds	$ 1,703,600

Face Amount USD ($)
	Collateralized Reinsurance — 0.0% †
	Windstorm – Florida — 0.0% †
250,000(d)(g) +	Formby Re 2018, 2/28/25	$ —
	Total Collateralized Reinsurance	$ —

	Reinsurance Sidecars — 0.1%
	Multiperil – U.S. — 0.0% †
250,000(d)(h) +	Harambee Re 2018, 12/31/24	$ —
250,000(d)(h) +	Harambee Re 2019, 12/31/24	475
		$ 475

	Multiperil – Worldwide — 0.1%
12,278(h) +	Alturas Re 2022-2, 12/31/27	$ 1,415
199,590(d)(h) +	Lorenz Re 2019, 6/30/24	2,016
The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Fund, Inc. |
Semiannual Report
 |
5/31/24

Face Amount USD ($)		Value
Multiperil – Worldwide — (continued)
10,000(d)(g) +	Sector Re V, 12/1/24 (144A)	$ 19,329
244,914(d)(g) +	Woburn Re 2019, 12/31/24	33,713
$ 56,473

	Total Reinsurance Sidecars	$ 56,948

	Total Insurance-Linked Securities (Cost $1,820,736)	$ 1,760,548

Principal Amount USD ($)
U.S. Government and Agency Obligations — 7.8% of Net Assets
10,000,000(i)	U.S. Treasury Bills, 6/4/24	$ 9,998,543
	Total U.S. Government and Agency Obligations (Cost $9,995,607)	$ 9,998,543

Shares
SHORT TERM INVESTMENTS — 4.1% of Net Assets
Open-End Fund — 4.1%
5,249,308(j)	Dreyfus Government Cash Management, Institutional Shares, 5.19%	$ 5,249,308
$ 5,249,308

	TOTAL SHORT TERM INVESTMENTS (Cost $5,249,308)	$ 5,249,308

	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 149.5% (Cost $194,826,837)	$191,768,865
	OTHER ASSETS AND LIABILITIES — (49.5)%	$ (63,526,788)
	net assets — 100.0%	$ 128,242,077

bps	Basis Points.
CMT	Constant Maturity Treasury Index.
FREMF	Freddie Mac Multifamily Fixed-Rate Mortgage Loans.
LIBOR	London Interbank Offered Rate.
REIT	Real Estate Investment Trust.
The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund, Inc. |
Semiannual Report
 |
5/31/24

Schedule of Investments  |  5/31/24
(unaudited) (continued)
SOFR	Secured Overnight Financing Rate.
SOFR30A	Secured Overnight Financing Rate 30 Day Average.
(144A)	The resale of such security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers. At May 31, 2024, the value of these securities amounted to $17,209,118, or 13.4% of net assets.
(a)	Floating rate note. Coupon rate, reference index and spread shown at May 31, 2024.
(b)	Security is in default.
(c)	All or a portion of this senior loan position has not settled. Rates do not take effect until settlement date. Rates shown, if any, are for the settled portion.
(d)	Non-income producing security.
(e)	Security is perpetual in nature and has no stated maturity date.
(f)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at May 31, 2024.
(g)	Issued as participation notes.
(h)	Issued as preference shares.
(i)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(j)	Rate periodically changes. Rate disclosed is the 7-day yield at May 31, 2024.
*	Senior secured ﬂoating rate loan interests in which the Fund invests generally pay interest at rates that are periodically re-determined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR or SOFR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certiﬁcate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at May 31, 2024.
+	Security is valued using significant unobservable inputs (Level 3).
†	Amount rounds to less than 0.1%.
#	Securities are restricted as to resale.
Restricted Securities	Acquisition date	Cost	Value
Alamo Re	11/16/2023	$503,750	$ 499,250
Alturas Re 2022-2	4/11/2023	—	1,415
Cape Lookout Re	3/16/2022	250,000	243,300
Commonwealth Re	6/15/2022	250,000	248,750
Formby Re 2018	7/9/2018	777	—
Harambee Re 2018	12/19/2017	5,311	—
Harambee Re 2019	12/20/2018	—	475
Lorenz Re 2019	6/26/2019	32,708	2,016
Matterhorn Re	3/10/2022	250,000	239,200
Residential Re	10/28/2021	250,000	232,550
Sanders Re III	3/22/2022	250,000	240,550
The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Fund, Inc. |
Semiannual Report
 |
5/31/24

Restricted Securities	Acquisition date	Cost	Value
Sector Re V	1/1/2020	$ 168	$ 19,329
Woburn Re 2019	1/30/2019	28,022	33,713
Total Restricted Securities			$1,760,548
% of Net assets			1.4%
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased	In Exchange for	Currency Sold	Deliver	Counterparty	Settlement Date	Unrealized Appreciation
USD	546,145	MXN	9,164,481	State Street Bank & Trust Co.	6/27/24	$8,368
TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS						$ 8,368
Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.
MXN	— Mexican Peso
USD	— United States Dollar
Purchases and sales of securities (excluding short-term investments) for the six months ended May 31, 2024, aggregated $58,724,287 and $64,513,390, respectively.
At May 31, 2024, the net unrealized depreciation on investments based on cost for federal tax purposes of $195,211,776 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$ 2,722,907
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(6,157,450)
Net unrealized depreciation	$(3,434,543)
The accompanying notes are an integral part of these financial statements.
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5/31/24

Schedule of Investments  |  5/31/24
(unaudited) (continued)
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.
Level 1	–	unadjusted quoted prices in active markets for identical securities.
Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3	–	significant unobservable inputs (including the Adviser’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of May 31, 2024 in valuing the Fund’s investments:
	Level 1	Level 2	Level 3	Total
Senior Secured Floating Rate Loan Interests	$ —	$157,071,434	$ —	$157,071,434
Common Stocks	—	771,084	—	771,084
Asset Backed Securities	—	2,985,334	—	2,985,334
Collateralized Mortgage Obligations	—	2,654,814	—	2,654,814
Commercial Mortgage-Backed Securities	—	1,261,699	—	1,261,699
Corporate Bonds	—	10,016,101	—	10,016,101
Insurance-Linked Securities
Collateralized Reinsurance
Windstorm – Florida	—	—	—*	—*
Reinsurance Sidecars
Multiperil – U.S.	—	—	475	475
Multiperil – Worldwide	—	—	56,473	56,473
All Other Insurance-Linked Securities	—	1,703,600	—	1,703,600
U.S. Government and Agency Obligations	—	9,998,543	—	9,998,543
Open-End Fund	5,249,308	—	—	5,249,308
Total Investments in Securities	$ 5,249,308	$ 186,462,609	$ 56,948	$ 191,768,865
Other Financial Instruments
Credit Agreement (a)	$ —	$ (60,000,000)	$ —	$ (60,000,000)
Net unrealized appreciation on forward foreign currency exchange contracts	—	8,368	—	8,368
Total Other Financial Instruments	$ —	$ (59,991,632)	$ —	$ (59,991,632)
(a)	The Fund may hold liabilities in which the fair value approximates the carrying amount for financial statement purposes.
*	Securities valued at $0.
Transfers are calculated on the beginning of period values. During the period ended May 31, 2024 a security valued at $639,476 was transferred from Level 3 to Level 2, due to valuing the security using observable inputs. There were no other transfers in or out of Level 3 during the period.
The accompanying notes are an integral part of these financial statements.

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Statement of Assets and Liabilities  |  5/31/24
(unaudited)

ASSETS:
Investments in unaffiliated issuers, at value (cost $194,826,837)	$191,768,865
Cash	103,387
Unrealized appreciation on forward foreign currency exchange contracts	8,368
Receivables —
Investment securities sold	2,680,998
Interest	1,187,027
Other assets	272
Total assets	$195,748,917
LIABILITIES:
Payables —
Credit agreement	$ 60,000,000
Investment securities purchased	7,016,918
Directors’ fees	1,475
Interest expense	323,480
Management fees	10,805
Administrative expenses	11,530
Accrued expenses	142,632
Total liabilities	$ 67,506,840
NET ASSETS:
Paid-in capital	$207,767,960
Distributable earnings (loss)	(79,525,883)
Net assets	$ 128,242,077
NET ASSET VALUE PER SHARE:
No par value
Based on $128,242,077/12,374,933 shares	$ 10.36
The accompanying notes are an integral part of these financial statements.
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Statement of Operations
(unaudited)

FOR THE SIX MONTHS ENDED 5/31/24
INVESTMENT INCOME:
Interest from unaffiliated issuers	$ 9,327,811
Dividends from unaffiliated issuers	154,783
Total Investment Income		$ 9,482,594
EXPENSES:
Management fees	$ 658,147
Administrative expenses	22,237
Transfer agent fees	8,505
Stockholder communications expense	12,690
Custodian fees	7,958
Professional fees	192,317
Officers’ and Directors’ fees	4,576
Interest expense	1,990,640
Miscellaneous	179,367
Total expenses		$ 3,076,437
Net investment income		$ 6,406,157
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$(1,233,653)
Forward foreign currency exchange contracts	(48,073)
Other assets and liabilities denominated in foreign currencies	10,799	$ (1,270,927)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$ 5,085,198
Forward foreign currency exchange contracts	22,366
Unfunded loan commitments	6,325	$ 5,113,889
Net realized and unrealized gain (loss) on investments		$ 3,842,962
Net increase in net assets resulting from operations		$10,249,119
The accompanying notes are an integral part of these financial statements.

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Statements of Changes in Net Assets
	Six Months Ended 5/31/24 (unaudited)	Year Ended 11/30/23
FROM OPERATIONS:
Net investment income (loss)	$ 6,406,157	$ 14,008,068
Net realized gain (loss) on investments	(1,270,927)	(7,583,525)
Change in net unrealized appreciation (depreciation) on investments	5,113,889	9,337,316
Net increase in net assets resulting from operations	$ 10,249,119	$ 15,761,859
DISTRIBUTIONS TO COMMON STOCKHOLDERS:
($0.56 and $1.07 per share, respectively)	$ (6,868,088)	$ (13,272,116)
Total distributions to common stockholders	$ (6,868,088)	$ (13,272,116)
Net increase in net assets	$ 3,381,031	$ 2,489,743
NET ASSETS:
Beginning of period	$124,861,046	$122,371,303
End of period	$ 128,242,077	$ 124,861,046
The accompanying notes are an integral part of these financial statements.
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Statement of Cash Flows (unaudited)
FOR THE SIX MONTHS ENDED 5/31/24
Cash Flows From Operating Activities
Net increase in net assets resulting from operations	$ 10,249,119
Adjustments to reconcile net decrease in net assets resulting from operations to net cash:
Purchases of investment securities	$(70,168,651)
Proceeds from disposition and maturity of investment securities	78,978,240
Net purchases of short term investments	(6,912,214)
Net accretion and amortization of discount/premium on investment securities	(601,951)
Net realized loss on investments in unaffiliated issuers	1,233,653
Change in unrealized appreciation on investments in unaffiliated issuers	(5,085,198)
Change in unrealized appreciation on forward foreign currency exchange contracts	(22,366)
Change in unrealized appreciation on unfunded loan commitments	(6,325)
Decrease in interest receivable	149,519
Increase in other assets	(272)
Increase in management fees payable	120
Decrease in directors’ fees payable	(204)
Decrease in administrative expenses payable	(8,443)
Decrease in accrued expenses payable	(54,635)
Net cash from operating activities	$ 7,750,392
Cash Flows Used In Financing Activities:
Borrowings repaid	(1,200,000)
Increase in interest expense payable	311,630
Distributions to stockholders	(6,868,088)
Net cash flows used in financing activities	$ (7,756,458)
NET INCREASE (DECREASE) IN CASH	$ (6,066)
Cash:
Beginning of period*	$ 109,453
End of period*	$ 103,387
Cash Flow Information:
Cash paid for interest	$ 1,679,010
*	The following table provides a reconciliation of cash reported in the Statement of Assets and Liabilities that sum to the total of the same such amounts shown in the Statement of Cash Flows:

	Six Months Ended 5/31/24	Year Ended 11/30/23
Cash	$103,387	$109,453
Total cash shown in the Statement of Cash Flows	$103,387	$109,453
The accompanying notes are an integral part of these financial statements

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5/31/24

Financial Highlights

	Six Months Ended 5/31/24 (unaudited)	Year Ended 11/30/23	Year Ended 11/30/22	Year Ended 11/30/21	Year Ended 11/30/20	Year Ended 11/30/19
Per Share Operating Performance
Net asset value, beginning of period	$ 10.09	$ 9.89	$ 11.58	$ 11.17	$ 11.83	$ 12.04
Increase (decrease) from investment operations:(a)
Net investment income (loss)	$ 0.52	$ 1.13	$ 0.83	$ 0.73	$ 0.68	$ 0.73
Net realized and unrealized gain (loss) on investments	0.31	0.14	(1.77)	0.24	(0.60)	(0.20)
Net increase (decrease) from investment operations	$ 0.83	$ 1.27	$ (0.94)	$ 0.97	$ 0.08	$ 0.53
Accretion to net asset value due to tender offer	—	—	—	0.17(b)	—	—
Distributions to stockholders:
Net investment income and previously undistributed net investment income	$ (0.56)(c)	$ (1.07)	$ (0.75)	$ (0.70)	$ (0.74)(c)	$ (0.74)(c)
Tax return of capital	—	—	—	(0.03)	—	—
Total distributions	$ (0.56)	$ (1.07)	$ (0.75)	$ (0.73)	$ (0.74)	$ (0.74)
Net increase (decrease) in net asset value	$ 0.27	$ 0.20	$ (1.69)	$ 0.41	$ (0.66)	$ (0.21)
Net asset value, end of period	$ 10.36	$ 10.09	$ 9.89	$ 11.58	$ 11.17	$ 11.83
Market value, end of period	$ 9.78	$ 8.99	$ 8.99	$ 11.90	$ 10.73	$ 10.53
Total return at net asset value(d)	8.77%(e)	15.06%	(7.72)%	10.54%	1.89%	5.38%
Total return at market value(d)	15.25%(e)	12.79%	(18.38)%	18.25%	9.96%	8.59%
Ratios to average net assets of stockholders:
Total expenses plus interest expense(f)	4.82%(g)	4.25%	2.45%	1.97%	2.58%	2.90%
Net investment income available to stockholders	10.04%(g)	11.28%	7.70%	6.25%	6.26%	6.08%
Portfolio turnover rate	33%(e)	35%	23%	51%	73%	48%
Net assets, end of period (in thousands)	$128,242	$124,861	$122,371	$143,233	$276,234	$292,730
Total amount of debt outstanding (in thousands)	$ 60,000	$ 61,200	$ 58,700	$ 69,450	$105,450	$139,450
Asset coverage per $1,000 of indebtedness	$ 3,137	$ 3,040	$ 3,085	$ 3,062	$ 3,620	$ 3,099
(a)	The common share data presented above is based on the average shares outstanding for the period presented.
(b)	See Notes to the Financial Statements Note 10. for additional information.
(c)	The amount of distributions made to stockholders during the year were in excess of the net investment income earned by the Fund during the year. The Fund has accumulated undistributed net investment income which is part of the Fund’s net asset value (“NAV”). A portion of the accumulated net investment income was distributed to stockholders during the year.
The accompanying notes are an integral part of these financial statements.
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Financial Highlights

(continued)
(d)	Total investment return is calculated assuming a purchase of common shares at the current net asset value or market value on the first day and a sale at the current net asset value or market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Past performance is not a guarantee of future results.
(e)	Not annualized.
(f)	Includes interest expense of 3.12%, 2.85%, 1.11%, 0.47%, 0.70% and 1.60% respectively.
(g)	Annualized.
The accompanying notes are an integral part of these financial statements.

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Notes to Financial Statements  |  5/31/24
(unaudited)
1. Organization and Signiﬁcant Accounting Policies
Pioneer Floating Rate Fund, Inc. (the “Fund”) is organized as a Maryland corporation. Prior to April 21, 2021, the Fund was organized as a Delaware statutory trust. On April 21, 2021, the Fund redomiciled to a Maryland corporation through a statutory merger of the predecessor Delaware statutory trust with and into a newly-established Maryland corporation formed for the purpose of effecting the redomiciling. The Fund was originally organized on October 6, 2004. Prior to commencing operations on December 28, 2004, the Fund had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The investment objective of the Fund is to seek a high level of current income and the Fund may, as a secondary objective, also seek capital appreciation to the extent that it is consistent with its investment objective.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”).
The Fund is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Rule 18f-4 requires a fund to establish and maintain a comprehensive derivatives risk management program, appoint a derivatives risk manager and comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”), unless the fund uses derivatives in only a limited manner (a "limited derivatives user"). The Fund is currently a limited derivatives user for purposes of Rule 18f-4.
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the ﬁnancial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
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The following is a summary of signiﬁcant accounting policies followed by the Fund in the preparation of its ﬁnancial statements:
A.	Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Loan interests are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.
Fixed income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid

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and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.
Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value. Shares of exchange-listed closed-end funds are valued by using the last sale price on the principal exchange where they are traded.
Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. The Adviser is designated as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Adviser may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.
B.	Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
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Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.	Foreign Currency Translation
The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.	Federal Income Taxes
It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its stockholders. Therefore, no provision for federal income taxes is required. As of May 31, 2024, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of

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Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to stockholders are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended November 30, 2023 was as follows:
2023
Distributions paid from:
Ordinary income	$13,272,116
Total	$13,272,116
The following shows the components of distributable earnings (losses) on a federal income tax basis at November 30, 2023:
2023
Distributable earnings/(losses):
Undistributed ordinary income	$ 792,418
Capital loss carryforward	(75,150,900)
Net unrealized depreciation	(8,548,432)
Total	$(82,906,914)
The difference between book-basis and tax-basis net unrealized depreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to passive foreign investment companies, cost basis adjustments on defaulted securities, book tax differences on amortization and accretion, and the mark to market of foreign currency contracts.
E.	Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues,inflation, changes in interest rates, armed c on
flict such as
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between Russia and Ukraine or in the Middle East, sanctions against Russia,other nations or individuals or companies and possible countermeasures,lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance.
The long-term impact of the COVID-19 pandemic and its subsequent variants on economies, markets, industries and individual issuers, are not known. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets, reduced liquidity of many instruments, increased government debt, inflation, and disruptions to supply chains, consumer demand and employee availability, may continue for some time. Following Russia’s invasion of Ukraine, Russian securities lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political,geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.
The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts deve lo
p or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund’s assets may go down.

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At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
The market prices of the Fund’s fixed income securities may fluctuate significantly when interest rates change. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. For example, if interest rates increase by 1%, the value of a Fund’s portfolio with a portfolio duration of ten years would be expected to decrease by 10%, all other things being equal. In recent years interest rates and credit spreads in the U.S. have been at historic lows. The U.S. Federal Reserve has raised certain interest rates, and interest rates may continue to go up. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities. The maturity of a security may be significantly longer than its effective duration. A security’s maturity and other features may be more relevant than its effective duration in determining the security’s sensitivity to other factors affecting the issuer or markets generally, such as changes in credit quality or in the yield premium that the market may establish for certain types of securities (sometimes called “credit spread”). In general, the longer its maturity the more a security may be susceptible to these factors. When the credit spread for a fixed income security goes up, or “widens”, the value of the security will generally go down.
If an issuer or guarantor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. The Fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty.
The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law or currency exchange restrictions. Lack of information and less market
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regulation also may affect the value of these securities. Withholding and other non-U.
S.
taxes may decrease the Fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.
Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil, natural gas and food commodities, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.
The Fund invests primarily in floating rate loans and other floating rate investments. Floating rate loans typically are rated below investment grade. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. Below investment grade securities, including floating rate loans, involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.
Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its assets (net assets plus borrowings for investment purposes) in senior floating rate loans. For purposes of the Fund’s investment policies, senior floating rate loans include funds that invest prim aril
y in senior floating rate loans. Floating rate loans and similar investments may be illiquid or less liquid than

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other investments and difficult to value. Market quotations for these securities may be volatile and/or subject to large spreads between bid and ask prices.
Certain securities in which the Fund invests, including floating rate loans, once sold, may not settle for an extended period (for example, several weeks or even longer). The Fund will not receive its sale proceeds until that time, which may constrain the Fund’s ability to meet its obligations. The Fund may invest in securities of issuers that are in default or that are in bankruptcy. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Any secondary market may be subject to irregular trading activity and extended settlement periods. There is less readily available, reliable information about most floating rate loans than is the case for many other types of securities. Normally, the Adviser will seek to avoid receiving material, nonpublic information about the issuer of a loan either held by, or considered for investment by, the Fund, and this decision could adversely affect the Fund’s investment performance. Loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections afforded by federal securities laws.
The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate) or SOFR (Secured Overnight Financing Rate). ICE Benchmark Administration, the administrator of LIBOR, has ceased publication of most LIBOR settings on a representative basis. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. In the U.S., a common benchmark replacement is based on the SOFR published by the Federal Reserve Bank of New York, including certain spread adjustments and benchmark replacement conforming changes, although other benchmark replacements (without or without spread adjustments) may be used in certain transactions. The impact of the transition from LIBOR on the Fund’s transactions and financial markets generally cannot yet be determined. The transition away from LIBOR may lead to increased volatility and illiquidity in markets for instruments that have relied on LIBOR and may adversely affect the Fund’s performance.
The Fund is not limited in the percentage of its assets that may be invested in illiquid secu ritie
s. Illiquid securities are securities that the Fund reasonably expects cannot be sold or disposed of in current market
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conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and sy st
ems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fu nd
’s custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund stockholders to effect share purchases, or sales or receive distributions, loss of or unauthorized access to private stockholder information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any ins ur
ance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may
t
hemselves be subject to cyber-attacks.
F.	Restricted Securities
Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualiﬁed institutional investors under the provisions of Rule 144A of the Securities Act of 1933.
Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difﬁcult to achieve. Restricted investments held by the Fund at May 31, 2024 are listed in the Schedule of Investments.

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G.	Insurance-Linked Securities (“ILS”)
The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as deﬁned within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a speciﬁc size or magnitude that occur in a designated geographic region during a speciﬁed time period, and/or that involve losses or other metrics that exceed a speciﬁc amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry signiﬁcant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude speciﬁed by the instrument. In addition to the speciﬁed trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
The Fund’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to speciﬁc risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.
Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund’s structured reinsurance investments, and therefore the Fund’s assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.
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H.	Automatic Dividend Reinvestment Plan
All stockholders whose shares are registered in their own names automatically participate in the Automatic Dividend Reinvestment Plan (the "Plan"), under which participants receive all dividends and capital gain distributions (collectively, dividends) in full and fractional shares of the Fund in lieu of cash. Stockholders may elect not to participate in the Plan. Stockholders not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notifying Equiniti Trust Company, LLC, formerly known as American Stock Transfer & Trust Company, the agent for stockholders in administering the Plan (the "Plan Agent"), in writing prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.
If a stockholder’s shares are held in the name of a brokerage firm, bank or other nominee, the stockholder can ask the firm or nominee to participate in the Plan on the stockholder’s behalf. If the firm or nominee does not offer the Plan, dividends will be paid in cash to the stockholder of record. A firm or nominee may reinvest a stockholder’s cash dividends in shares of the Fund on terms that differ from the terms of the Plan.
Whenever the Fund declares a dividend on shares payable in cash, participants in the Plan will receive the equivalent in shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized shares from the Fund or (ii) by purchase of outstanding shares on the NYSE or elsewhere. If, on the payment date for any dividend, the net asset value per share is equal to or less than the market price per share plus estimated brokerage trading fees (market premium), the Plan Agent will invest the dividend amount in newly issued shares. The number of newly issued shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per share is greater than the market value (market discount), the Plan Agent will invest the dividend amount in shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued shares. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent’s open-market purchases. Participating in the Plan does not relieve stockholders from

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any federal, state or local taxes which may be due on dividends paid in any taxable year. Stockholders holding Plan shares in a brokerage account may be able to transfer the shares to another broker and continue to participate in the Plan.
I.	Statement of Cash Flows
Information on financial transactions which have been settled through the receipt or disbursement of cash or restricted cash is presented in the Statement of Cash Flows. Cash as presented in the Fund’s Statement of Assets and Liabilities includes cash on hand at the Fund’s custodian bank and does not include any short-term investments. For the six months ended May 31, 2024, the Fund had no restricted cash presented on the Statement of Assets and Liabilities.
J.	Forward Foreign Currency Exchange Contracts
The Fund may enter into forward foreign currency exchange contracts ("contracts") for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked-to-market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund’s financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).
During the six months ended May 31, 2024, the Fund had entered into various forward foreign currency exchange contracts that obligated the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency exchange contract, the Fund may close out such contract by entering into an offsetting contract.
The average market value of forward foreign currency exchange contracts open during the six months ended May 31, 2024 was $0 and $532,790 for buys and sells, respectively. Open forward foreign currency exchange contracts outstanding at May 31, 2024 are listed in the Schedule of Investments.
2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees payable under the Fund’s Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.70% of the Fund’s
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average daily managed assets. “Managed assets” means (a) the total assets of the Fund, including any form of investment leverage, minus (b) all accrued liabilities incurred in the normal course of operations, which shall not include any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or (iii) any other means. For the six months ended May 31, 2024, the management fee was 0.70% (annualized) of the Fund’s average daily managed assets, which was equivalent to 1.03% (annualized) of the Fund’s average daily net assets.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Reflected on the Statement of Assets and Liabilities is $10,805 in management fees payable to the Adviser at May 31, 2024.
3. Compensation of Officers and Directors
The Fund pays an annual fee to its Directors. The Adviser reimburses the Fund for fees paid to the Interested Directors. Except for the chief compliance officer, the Fund does not pay any salary or other compensation to its officers. The Fund pays a portion of the chief compliance officer’s compensation for his services as the Fund’s chief compliance officer. Amundi US pays the remaining portion of the chief compliance officer’s compensation. For the six months ended May 31, 2024, the Fund paid $4,576 in Officers’ and Directors’ compensation, which is reflected on the Statement of Operations as Officers’ and Directors’ fees. At May 31, 2024, on its Statement of Assets and Liabilities, the Fund had a payable for Directors’ fees of $1,475 and a payable for administrative expenses of $11,530, which includes the payable for Officers’ compensation.
4. Transfer Agent
Equiniti Trust Company, LLC ("EQ"), serves as the transfer agent with respect to the Fund’s common shares. The Fund pays EQ an annual fee as is agreed to from time to time by the Fund and EQ for providing such services.
In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to stockholder communications activities such as proxy and statement mailings and outgoing phone calls.

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5. Master Netting Agreements
The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all of its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain Over the Counter (“OTC”) derivatives and typically contains, among other things, close-out and set- off provisions which apply upon the occurrence of an event of default and/or a termination event as deﬁned under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.
Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close-out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund’s credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund’s right to set-off may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each speciﬁc ISDA Master Agreement of each counterparty is subject.
The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a “minimum transfer amount”) before a transfer is required, which may vary by counterparty. Collateral pledged for the beneﬁt of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re- pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund’s collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as “Swaps collateral”. Securities pledged by the Fund as collateral, if any, are identiﬁed as such in the Schedule of Investments.
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Financial instruments subject to an enforceable master netting agreement, such as an ISDA Master Agreement, have been offset on the Statement of Assets and Liabilities. The following charts show gross assets of the Fund as of May 31, 2024.
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-Cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)
State Street Bank & Trust Co.	$ 8,368	$ —	$ —	$ —	$8,368
Total	$ 8,368	$—	$—	$—	$8,368
(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.
(b) Represents the net amount due from the counterparty in the event of default.
6. Additional Disclosures about Derivative Instruments and Hedging Activities
The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:
Interest rate risk relates to the ﬂuctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.
Credit risk relates to the ability of the issuer of a ﬁnancial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Foreign exchange rate risk relates to ﬂuctuations in the value of an asset or liability due to changes in currency exchange rates.
Equity risk relates to the ﬂuctuations in the value of ﬁnancial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors speciﬁc to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Commodity risk relates to the risk that the value of a commodity or commodity index will ﬂuctuate based on increases or decreases in the commodities market and factors speciﬁc to a particular industry or commodity.

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The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at May 31, 2024, was as follows:
Statement of Assets and Liabilities	Interest Rate Risk	Credit Risk	Foreign Exchange Rate Risk	Equity Risk	Commodity Risk
Assets
Unrealized appreciation on forward foreign currency exchange contracts	$ —	$ —	$8,368	$ —	$ —
Total Value	$—	$—	$8,368	$—	$—
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at May 31, 2024 was as follows:
Statement of Operations / Statement of Cash Flows	Interest Rate Risk	Credit Risk	Foreign Exchange Rate Risk	Equity Risk	Commodity Risk
Net Realized Gain (Loss) on
Forward foreign currency exchange contracts	$ —	$ —	$ (48,073)	$ —	$ —
Total Value	$—	$—	$(48,073)	$—	$—
Change in Net Unrealized Appreciation (Depreciation) on
Forward foreign currency exchange contracts	$ —	$ —	$ 22,366	$ —	$ —
Total Value	$—	$—	$ 22,366	$—	$—
7. Unfunded Loan Commitments
The Fund may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obliged to provide funding to the borrower upon demand. A fee is earned by the Fund on the unfunded loan commitment and is recorded as interest income on the Statement of Operations. Unfunded loan commitments are fair valued in accordance with the valuation policy described in Note 1A and unrealized appreciation or depreciation, if any, is recorded on the Statement of Assets and Liabilities.
As of May 31, 2024, the Fund had no unfunded loan commitments outstanding.
8. Fund Shares
There are 1,000,000,000 shares of common stock of the Fund (“common shares”), $0.001 par value per share authorized.
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Transactions in common shares for the six months ended May 31, 2024 and the year ended November 30, 2023, were as follows:
	5/31/24	11/30/23
Shares outstanding at beginning of period	12,374,933	12,374,933
Shares outstanding at end of period	12,374,933	12,374,933
9. Credit Agreement
Until February 2, 2024, the Fund was a party to a Revolving Credit Facility with the Bank of Nova Scotia in the amount of $75,000,000 (the "Bank of Nova Scotia Credit Agreement"). Effective February 2, 2024, the Fund is a party to a Credit Facility with TD Bank in the amount of $60,000,000 (the "TD Bank Credit Facility").
Interest on borrowings was payable under the Bank of Nova Scotia Credit Agreement at the Secured Overnight Financing Rate ("SOFR") plus 1.05% on an annualized basis.
Interest on borrowings is payable under the TD Bank Credit Agreement at SOFR plus 1.15% on an annualized basis.
At May 31, 2024, the Fund had borrowings outstanding under the TD Bank Credit Agreement totaling $60,000,000. The interest rate charged at May 31, 2024 was 6.36%. During the six months ended May 31, 2024, the average daily balance under the Credit Agreements was $60,419,672 at an average interest rate of 6.48%. Interest expense of $1,990,640 in connection with the Credit Agreements is included on the Statement of Operations.
The Fund was required to maintain 300% asset coverage with respect to amounts outstanding under the Bank of Nova Scotia Credit Agreement. The Fund is required to maintain 100% asset coverage with respect to amounts outstanding under the TD Bank Credit Agreement. Asset coverage is calculated by multiplying, for each eligible asset, the advance rate for such type of eligible asset, and the adjusted eligible asset value for such eligible asset, and dividing the product by the principal amount of the borrowing outstanding.
10. Tender Offer
The Fund announced a tender offer on August 31, 2020, and commenced the tender offer on November 23, 2020, pursuant to which the Fund offered to purchase up to 50% of the Fund’s outstanding common shares (the “Shares”) at a price per Share equal to 98.5% of the net asset value per Share as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the business day immediately following the expiration date of the tender offer. The tender offer expired on December 22, 2020. The tender

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offer was commenced pursuant to a settlement agreement made by the Board with Saba Capital Management, L.P. and certain associated parties.
The Fund accepted 12,369,087 duly tendered and not withdrawn Shares, representing approximately 50% of the Fund’s outstanding Shares. The Shares accepted for tender were repurchased at a price of $11.0616, equal to 98.5% of the net asset value per Share of $11.23 as of the close of regular trading on the New York Stock Exchange on December 23, 2020, the pricing date stated in the Offer to Purchase. Because the total number of Shares tendered exceeded the number of Shares offered to purchase, all tendered Shares were subject to pro-ration in accordance with the terms of the Offer to Purchase. Under final pro-ration, 86.4% of the Shares tendered were accepted for payment, subject to adjustment for fractional shares. Payment for the accepted Shares was made on December 28, 2020. Following the purchase of the tendered Shares, the Fund had approximately 12,369,087 Shares outstanding.
11. Subsequent Events
A monthly distribution was declared on June 4, 2024 of $0.0925 per share payable June 28, 2024 to stockholders of record on June 18, 2024.
The Adviser is currently an indirect, wholly-owned subsidiary of Amundi. On July 9, 2024, Amundi announced that it had entered into a definitive agreement with Victory Capital Holdings, Inc. (“Victory Capital”) to combine the Adviser with Victory Capital, and for Amundi to become a strategic stockholder of Victory Capital (the “Transaction”). Victory Capital is headquartered in San Antonio, Texas. The closing of the Transaction is subject to certain regulatory approvals and other conditions. There is no assurance that the Transaction will close.
The closing of the Transaction would cause the Fund’s current investment advisory agreement with the Adviser to terminate. Under the terms of the Transaction, the Fund’s Board of Directors will be asked to approve a new investment advisory agreement for the Fund with Victory Capital Management Inc., an affiliate of Victory Capital. If approved by the Board, the Fund’s new investment advisory agreement will be submitted to the stockholders of the Fund for their approval. There is no assurance that the Board or the stockholders of the Fund will approve the new investment advisory agreement.
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Additional Information
On March 25, 2024, Ernst & Young LLP (the “Prior Auditor”) resigned as the independent registered public accounting firm of Pioneer Floating Rate Fund, Inc. (the “Fund”) due to the independence considerations resulting from a change of the independent registered public accounting firm of a related party. The Prior Auditor’s reports on the financial statements of the Fund for the past two fiscal years, the years ended November 30, 2023 and November 30, 2022, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.
During the last two fiscal year-ends and the subsequent interim period through March 25, 2024, there were no (1) disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its reports on the Fund’s financial statements for such periods; or (2) “reportable events” related to the Fund,  as that term is defined in Item 304 (a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.
On March 25, 2024, the Audit Committee of the Board approved, and on March 25, 2024, the Board approved, Deloitte & Touche LLP as the independent registered accounting firm of the Fund for fiscal periods ending after March 25, 2024.
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, its shares in the open market.
Anti-takeover provisions.
The Fund’s Charter and Bylaws include provisions that are designed to limit the ability of other entities or persons to acquire control of the Fund for short-term objectives, including by converting the Fund to open-end status or changing the composition of the Board, that may be detrimental to the Fund's ability to achieve its primary investment objective of seeking to provide its common stockholders with a high level of current income exempt from regular federal income tax. These provisions include staggered terms of service for the Directors, advance notice requirements for stockholder proposals, and super-majority voting requirements for certain transactions with affiliates, open-ending the Fund or a merger, liquidation, asset sale or similar transaction. The Fund’s Bylaws also contain a provision providing that the Board of Directors has adopted a resolution to opt in the Fund to the provisions of the Maryland Control Share Acquisition Act (“MCSAA”). Such provisions

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may limit the ability of stockholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. There can be no assurance, however, that such provisions will be sufficient to deter activist investors that seek to cause the Fund to take actions that may not be aligned with the interests of long-term stockholders. Furthermore, the law is uncertain on the use of control share provisions. Certain courts have found that control share provisions are unenforceable under the 1940 Act. Although the funds believe that these decisions are not binding on the funds, it is possible that a court could decide that the Fund’s decision to opt in to the MCSAA is not enforceable under the 1940 Act.
Exclusive forum provisions. The Fund’s Bylaws designate the Circuit Court for Baltimore City, Maryland as the sole and exclusive forum for certain types of actions and proceedings that may be initiated by the Fund’s stockholders and provide that claims relating to causes of action under the United States federal securities laws may only be brought in the United States District Court for the District of Maryland, Northern Division, which could limit stockholders’ ability to obtain a favorable judicial forum for disputes with the Fund or its directors, officers or the Fund’s agents, if any, and could discourage lawsuits against the Fund and its directors, officers and agents, if any.
The Fund’s Bylaws provide that, unless the Fund consents in writing to the selection of an alternative forum, the Circuit Court for Baltimore City, Maryland, or, if that court does not have jurisdiction, the United States District Court for the District of Maryland, Northern Division, will be the sole and exclusive forum for (a) any Internal Corporate Claim, as such term is defined in the MGCL, (b) any derivative action or proceeding brought on the Fund’s behalf (other than actions arising under federal securities laws), (c) any action asserting a claim of breach of any duty owed by any of the Fund’s directors, officers or other agents to the Fund or to the Fund’s stockholders, (d) any action asserting a claim against the Fund or any of the Fund’s directors, officers or other agents arising pursuant to any provision of the MGCL or the Fund’s Charter or Bylaws or (e) any other action asserting a claim against the Fund or any of the Fund’s directors, officers or other agents that is governed by the internal affairs doctrine. Furthermore, the Fund’s Bylaws provide that, unless the Fund consents in writing to the selection of an alternative forum, the United States District Court for the District of Maryland, Northern Division shall, to the fullest extent permitted by law, be the sole and exclusive forum for the resolution of any claim arising under the United States federal securities laws.
These exclusive forum provisions may limit the ability of the Fund’s stockholders to bring a claim in a judicial forum that such stockholders find
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favorable for disputes with the Fund or the Fund’s directors, officers, or agents, if any, which may discourage such lawsuits against the Fund and the Fund’s directors, officers, and agents, if any. Alternatively, if a court were to find the choice of forum provisions contained in the Fund’s Bylaws to be inapplicable or unenforceable in an action, the Fund may incur additional costs associated with resolving such action in other jurisdictions, which could materially adversely affect the Fund’s business, financial condition, and operating results.

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Directors, Officers and Service Providers

Directors
Thomas J. Perna, Chairman
John E. Baumgardner, Jr.
Diane Durnin
Benjamin M. Friedman
Lisa M. Jones
Lorraine H. Monchak
Craig C. MacKay
Marguerite A. Piret*
Marco Pirondini**
Fred J. Ricciardi
Officers
Lisa M. Jones, President and
Chief Executive Officer
Marco Pirondini**
Executive Vice President
Anthony J. Koenig, Jr., Treasurer
and Chief Financial and
Accounting Officer
Christopher J. Kelley, Secretary and
Chief Legal Officer

Investment Adviser and Administrator
Amundi Asset Management US, Inc.
Custodian and Sub-Administrator
The Bank of New York Mellon Corporation
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Legal Counsel
Morgan, Lewis & Bockius LLP
Transfer Agent
Equiniti Trust Company, LLC
Proxy Voting Policies and Procedures of the Fund
are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to stockholders at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
* Ms. Piret became a non-voting Advisory Trustee of the Pioneer Funds effective January 22, 2024. Ms. Piret’s term as an Advisory Director expires on November 30, 2024.
** Marco Pirondini became a Director of the Fund effective January 22, 2024, and was appointed to serve as an Executive Vice President of the Fund and Chief Investment Officer of Amundi US, Inc., effective January 1, 2024.
Pioneer Floating Rate Fund, Inc. |
Semiannual Report
 |
5/31/24

How to Contact Amundi
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.
You can call Equiniti Trust Company, LLC (EQ) for:
Account Information	1-800-710-0935
Or write to AST:
For	Write to
General inquiries, lost dividend checks, change of address, lost stock certificates, Transfer & Trust stock transfer	Equiniti Trust Company, LLC Operations Center 6201 15th Ave. Brooklyn, NY 11219
Dividend reinvestment plan (DRIP)	Equiniti Trust Company, LLC Wall Street Station P.O. Box 922 New York, NY 10269-0560
Website	www.amstock.com
For additional information, please contact your investment adviser or visit our web site www.amundi.com/us.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Stockholders may view the filed Form N-PORT by visiting the Commission’s web site at http://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us
© 2024 Amundi Asset Management US, Inc. 19389-18-0724

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 19(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 19(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 19(a)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s Board of Directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Directors has determined that the registrant has at least one audit committee financial expert.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the Board of Directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent Director, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS

APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES

PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Asset Management US, Inc., the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY
SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly related to performing the independent audit of the Funds	• Accounting research assistance • SEC consultation, registration statements, and reporting • Tax accrual related matters

• Implementation of new accounting standards

• Compliance letters (e.g. rating agency letters)

• Regulatory reviews and assistance regarding financial matters

• Semi-annual reviews (if requested)

• Comfort letters for closed end offerings

II. AUDIT-RELATED SERVICES	Services which are not prohibited under Rule 210.2-01(C)(4) (the “Rule”) and are related extensions of the audit services support the audit, or use the knowledge/expertise gained from the audit procedures as a foundation to complete the project. In most cases, if the Audit-Related Services are not performed by the Audit firm, the scope of the Audit Services would likely increase. The Services are typically well-defined and governed by accounting professional standards (AICPA, SEC, etc.)	• AICPA attest and agreed-upon procedures • Technology control assessments • Financial reporting control assessments • Enterprise security architecture assessment

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  “One-time” pre-approval for the audit period for all pre-approved specific service subcategories. Approval of the independent auditors as auditors for a Fund shall constitute pre approval for these services.

• A summary of all such services and related fees reported at each regularly scheduled Audit Committee meeting.

• “One-time” pre-approval for the fund fiscal year within a specified dollar limit for all pre-approved specific service subcategories	• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

•  Specific approval is needed to exceed the pre-approved dollar limit for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

•  Specific approval is needed to use the Fund’s auditors for Audit-Related Services not denoted as “pre-approved”, or to add a specific service subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

III. TAX SERVICES	Services which are not prohibited by the Rule, if an officer of the Fund determines that using the Fund’s auditor to provide these services creates significant synergy in the form of efficiency, minimized disruption, or the ability to maintain a desired level of confidentiality.	• Tax planning and support • Tax controversy assistance • Tax compliance, tax returns, excise tax returns and support • Tax opinions

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

• “One-time” pre-approval for the fund fiscal year within a specified dollar limit	• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

• Specific approval is needed to exceed the pre-approved dollar limits for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

• Specific approval is needed to use the Fund’s auditors for tax services not denoted as pre-approved, or to add a specific service subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

IV. OTHER SERVICES A. SYNERGISTIC, UNIQUE QUALIFICATIONS	Services which are not prohibited by the Rule, if an officer of the Fund determines that using the Fund’s auditor to provide these services creates significant synergy in the form of efficiency, minimized disruption, the ability to maintain a desired level of confidentiality, or where the Fund’s auditors posses unique or superior qualifications to provide these services, resulting in superior value and results for the Fund.	• Business Risk Management support • Other control and regulatory compliance projects

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

• “One-time” pre-approval for the fund fiscal year within a specified dollar limit	• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

• Specific approval is needed to exceed the pre-approved dollar limits for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

•  Specific approval is needed to use the Fund’s auditors for “Synergistic” or “Unique Qualifications” Other Services not denoted as pre-approved to the left, or to add a specific service subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE SUBCATEGORIES

PROHIBITED SERVICES	Services which result in the auditors losing independence status under the Rule.	1. Bookkeeping or other services related to the accounting records or financial statements of the audit client*

2. Financial information systems design and implementation*

3. Appraisal or valuation services, fairness* opinions, or contribution-in-kind reports

4. Actuarial services (i.e., setting actuarial reserves versus actuarial audit work)*

5. Internal audit outsourcing services*

6. Management functions or human resources

7. Broker or dealer, investment advisor, or investment banking services

8. Legal services and expert services unrelated to the audit

9. Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  These services are not to be performed with the exception of the(*) services that may be permitted if they would not be subject to audit procedures at the audit client (as defined in rule 2-01(f)(4)) level the firm providing the service.

• A summary of all services and related fees reported at each regularly scheduled Audit Committee meeting will serve as continual confirmation that has not provided any restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

•	For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

•

Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

•	At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) A registrant identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form NCSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction must electronically submit to the Commission on a supplemental basis documentation that establishes that the registrant is not owned or controlled by a governmental entity in the foreign jurisdiction. The registrant must submit this documentation on or before the due date for this form. A registrant that is owned or controlled by a foreign governmental entity is not required to submit such documentation.

N/A

(j) A registrant that is a foreign issuer, as defined in 17 CFR 240.3b-4, identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction, for each year in which the registrant is so identified, must provide the below disclosures. Also, any such identified foreign issuer that uses a variable-interest entity or any similar structure that results in additional foreign entities being consolidated in the financial statements of the registrant is required to provide the below disclosures for itself and its consolidated foreign operating entity or entities. A registrant must disclose:

(1) That, for the immediately preceding annual financial statement period, a registered public accounting firm that the PCAOB was unable to inspect or investigate completely, because of a position taken by an authority in the foreign jurisdiction, issued an audit report for the registrant;

N/A

(2) The percentage of shares of the registrant owned by governmental entities in the foreign jurisdiction in which the registrant is incorporated or otherwise organized;

N/A

(3) Whether governmental entities in the applicable foreign jurisdiction with respect to that registered public accounting firm have a controlling financial interest with respect to the registrant;

N/A

(4) The name of each official of the Chinese Communist Party who is a member of the board of directors of the registrant or the operating entity with respect to the registrant;

N/A

(5) Whether the articles of incorporation of the registrant (or equivalent organizing document) contains any charter of the Chinese Communist Party, including the text of any such charter.

N/A

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire Board of Directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Included in Item 1

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Included in Item 1

ITEM 9. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. (Unaudited)

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

N/A

Item 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. (Unaudited)

Each Board Member also serves as a Board Member of other Funds in the Pioneer Family of Funds complex. Annual retainer fees and attendance fees are allocated to each Fund based on net assets. Directors’ fees paid by the Fund are within Item 1. Statement of Operations as Directors’ fees and expenses.

Item 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESMENT ADVISORY CONTRACT. (Unaudited)

N/A

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. (Unaudited)

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

N/A

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

N/A

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

N/A

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 16. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

Item 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

N/A

ITEM 19. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(3) Not applicable.

(4) Registrant’s Independent Public Accountant, attached as Exhibit 99.ACCT.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Floating Rate Fund, Inc.

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, Principal Executive Officer

Date August 9, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, Principal Executive Officer

Date August 9, 2024

By (Signature and Title)* /s/ Anthony J. Koenig, Jr.

Anthony J. Koenig, Jr., Principal Financial Officer

Date August 9, 2024

*	Print the name and title of each signing officer under his or her signature.